As filed with the Securities and Exchange Commission on November 30, 2012

Securities Act of 1933 Registration No. 033-51308

Investment Company Act of 1940 Registration No. 811-07142

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 103	☒

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 105	☒

Pyxis Funds II

(Exact Name of Registrant as Specified in Charter)

c/o Pyxis Capital, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: 1-972-628-4100

Mr. Ethan Powell

c/o Pyxis Capital, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Copies to:

Mr. Brian Mitts c/o Pyxis Capital, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Gregory D. Sheehan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

It is proposed that this filing be effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	On February 1, 2013 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pyxis Energy MLP Fund

(Formerly Pyxis Energy and Materials Fund)

Prospectus

[—], 2013

	Class A	Class B	Class C	Class R	Class Y

Pyxis Energy MLP Fund	HEFAX	—	HEFCX	HEFRX	HEFYX

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Pyxis Energy MLP Fund

(Formerly Pyxis Energy and Materials Fund)

Investment Objective

The investment objective of Pyxis Energy MLP Fund (the “Fund”) is to provide investors with current income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Pyxis Funds II alternative funds, equity funds and/or asset allocation funds, or at least $100,000 in Pyxis Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page [—] of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page [—] of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%(1)	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class R		Class Y
Management Fees	1.00%		1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.35%		1.00%		0.50%		None

Other Expenses(2)	[—]	%	[—]	%	[—]	%	[—]	%

Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%

Expense Reimbursement(3)

Total Annual Fund Operating Expenses After Expense Reimbursement	[—]	%	[—]	%	[—]	%	[—]	%

(1)	The contingent deferred sales charge (“CDSC”) on Class C Shares is 1.00% for redemption of shares within the first year of purchase. There is no CDSC on Class C Shares thereafter.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. See “Net Asset Value” in the Fund’s prospectus.
(3)

[Pyxis Capital, L.P. (the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to [—]% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser.]

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year*			3 Years			5 Years			10 Years
Class A	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class C: if you did not sell your shares	$	[—	]	$	[—	]	$	[—	]	$	[—	]
if you sold all your shares at the end of the period	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class R	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class Y	$	[—	]	$	[—	]	$	[—	]	$	[—	]

*	After reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may increase the tax liability of the Fund. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the period December 1, 2011 (the date the Fund commenced operations) through September 30, 2012, the Fund had a portfolio turnover rate of
[—]% (not annualized) of the average value of its portfolio.

Principal Investment Strategies

Effective [—], the Fund revised its investment strategy to focus on master limited partnership (“MLP”) investments. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of MLP investments. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities. Certain of the benefits Fund shareholders are expected to derive from the Fund’s MLP investments depend largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes. See “MLP Tax Risk” below for additional details.

Because of the Fund’s concentration in MLP investments under its revised strategy, retroactive to the beginning of the Fund’s current taxable year, which began on October 1, 2012 and ends on September 30, 2013, and continuing for future taxable years, the Fund will no longer be eligible for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. However, cash distributions to investors in equity securities of MLPs are generally partially or fully tax deferred in the hands of MLP investors (such as the Fund), in particular during the early years of MLP investors’ investments, due to large depreciation and amortization costs allocated to MLP investors. Thus, Highland Capital Management, L.P. (“HCM”), sub-adviser of the Fund, expects that MLP distributions to the Fund would generally be partially or fully tax deferred (i.e., generally, until disposition of the corresponding MLP interests), and that the Fund would experience relatively more tax deferral (and thus lower corporate income tax expense), at least during the early years of particular MLP investments. See “Taxation” in the Fund’s Prospectus for additional details.

In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, that are not MLP investments. The Fund may invest without limitation in Exchange Traded Funds (“ETFs”) and may invest up to 20% of the value of its total assets in ETFs that do not provide exposure to MLPs. The Fund may invest in securities of issuers of any market capitalization. The Fund may invest in securities of any credit quality.

The Fund may invest in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units (such as the Euro). At times, the Fund intends to hedge currency exposure resulting from investments denominated in non U.S. currencies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options and foreign currency transactions (e.g., foreign currency swaps, futures, and forwards), as tools in the management of portfolio assets. The Fund may also use such derivatives to hedge various investments for risk management and for speculative purposes.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of HCM to evaluate potential investments. In selecting investments for the Fund, HCM typically focuses on MLP issuers that it believes: (i) have stable cash flows and pay regular distributions; (ii) have potential for long-term distribution growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, acquisitions, sale or spin-off of a division; (iv) are well-managed;(v) will benefit from favorable demand and supply dynamics for its products and services; (vi) are best in class; and/or (vii) are underappreciated by market analysts. HCM will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

HCM may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that HCM believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that HCM believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open. Short sales that are not made “against-the-box” could result in unlimited loss.

HCM generates investment ideas from a variety of different sources. These include, but are not limited to, screening software that analyzes both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. HCM will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and industry trends. HCM will make investments without regard to a company’s level of capitalization. HCM is an affiliated of the Adviser.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Industry Concentration Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries. MLP investments industries may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of companies in energy-related industries are also affected by supply and demand both for their specific product or service and for energy products in general.

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund intends to invest substantially in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

•

MLP Common Units. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios.

•

MLP I-Shares. MLP I-Shares represent an ownership interest issued by an MLP affiliate, typically an LLC, which owns an interest in and manages the MLP. MLP I-Shares may be subject to liquidity risk because of their potentially relatively smaller size. I-Shares may trade at a discount to their related MLP units, despite having an economic value equivalent to an MLP unit and an equal claim on the cash flows underlying the investment.

MLP Tax Risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objective will depend, in large measure, on the the level of dividends, distributions or income it receives from the MLPs and other securities in which it invests. The benefit Fund shareholders are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxed as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes, although it is possible that the Fund would be entitled to a 70% dividends-received deduction in respect of any such dividend income. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Fund-Related Tax Risks are tax risks related to an investment in the Fund, including, but not limited to:

•

C Corporation Structure Tax Risks. Unlike most mutual funds, the Fund will not be entitled to pass-through tax treatment as a regulated investment company. Instead, the Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its investment income and gains at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local taxes.

The portion, if any, of a cash distribution received by the Fund as the holder of an MLP equity security that is in excess of the Fund’s allocable share of net income from the MLP generally will be treated as a tax-deferred return of capital to the extent of the Fund’s tax basis in the MLP security, which will cause income or gain to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund or upon receipt of subsequent distributions from the MLP in later years. The final portion of the distributions received by the Fund from underlying MLPs that are considered tax-deferred return of capital will not be known until the Fund receives Schedules K-1 from all of its MLP investments, and the percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. Thus, the Fund’s tax liability will not be finally known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. See “Deferred Tax Risk” below. The payment of corporate income taxes imposed on the Fund will decrease the value of the Fund’s shares and the amount of cash available for distribution to shareholders. The Fund’s corporate income tax liability can fluctuate materially from year to year, depending on a number of factors, including the length of time the Fund has owned the MLP equity securities in its portfolio, the availability of net operating loss or capital loss carryforwards, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

Due to the tax characterization of distributions made by MLPs, as described above, a significant portion of the Fund’s distributions to shareholders are expected to be treated as a return of capital in the hands of shareholders for U.S. federal income tax purposes (although no assurance can be given in this regard) and would not be subject U.S. federal income tax to the extent of the shareholder’s basis in its Fund shares, but would have the effect of reducing a shareholders basis in its Fund shares, which would cause gains to be higher, or losses to be lower, upon the subsequent redemption of shares by the shareholder.

•

Deferred Tax Risk; Potential NAV Decline. [In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently at a maximum rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.]

Tax Law Changes Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund, MLPs or other entities in which the Fund will invest, and could adversely affect the Fund and its shareholders. In some cases, such changes could have retroactive effect.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Derivatives Risk is the risk that an investment in derivatives, such as swaps, options and futures, may not correlate completely to the performance of the underlying securities or index and may be volatile, and may result in a loss greater than the principal amount invested. Equity derivatives may also be subject to liquidity risk, as well as the risk that the derivative is mispriced and that the value established for a derivative may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value (“NAV”) of the Fund generally to decline faster than it would otherwise.

Debt Securities Risk is the risk that the issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, principally below investment grade securities, but also including investment grade securities and other debt obligations. The Fund’s investments in high yield debt securities generally subject the Fund to greater risk than investments in securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Senior Loans Risk is the risk that the issuer or a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities, although senior loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. Senior loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, senior loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Mid-Cap Company Risk is the risk of investing in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in Underlying Funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Foreign Investment Risk is the risk that investing in foreign (non-U.S.) securities either directly or indirectly may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. These risks may be heightened for emerging markets securities.

Currency Risk is the risk that fluctuation in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Emerging Markets Risk is the risk of investing in securities of companies located in emerging market countries, which primarily includes increased foreign investment risk. Emerging markets countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization by the Fund and thus lower after-tax performance, as well as reduce the amount of cash available for distribution to Fund shareholders.

Fixed Income Securities Risk is the risk that fixed income securities will decline in value because of changes in interest rates. The value of fixed income securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk is generally greater for a fund investing in fixed income securities with longer durations.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Exchange-Traded Funds Risk is the risk that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Illiquid and Restricted Securities Risk is the risk that the Adviser or Sub-Adviser, as applicable, may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging markets securities in particular, are subject to illiquidity risk.

Legislation Risk is the risk that to the extent that state, federal or international regulators impose additional requirements or restrictions with respect to MLPs, the availability of MLP investments may be adversely affected.

Management Risk is the risk that the Adviser or Sub-Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers.

Market Disruption Risk is the risk of unusual and extreme volatility in the equity and debt markets and in the prices of individual investments resulting from a period of acute stress recently experienced by domestic and international markets starting in the real estate and financial sectors and then moving to other sectors of the world economy. These market conditions could add to the risk of short-term volatility of the Fund.

Non-Payment Risk is the risk of non-payment of scheduled interest and/or principal with respect to debt securities. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Prepayment Risk is the risk that part or all of the principal of a debt security will be paid prior to the scheduled maturity. Pursuant to the relevant debt agreement, a borrower may be required, and may have the option at any time, to prepay the principal amount of a debt security, in some instances without incurring a prepayment penalty. In the event that like-yielding debt is not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in high yield debt could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Risk of Restrictions on Resale is the risk that the Fund’s investments may be subject to restrictions on the type of sale allowed or may otherwise not be readily marketable. Senior loans may not be readily marketable and may be subject to restrictions on resale. As a result, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.pyxisais.com/Funds---Performance or by calling 1-877- 665-1287.

Annual Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

[BAR CHART]

2012

[ ]%

The highest calendar quarter total return for Class [A] Shares of the Fund was [—]% for the quarter ended [—] and the lowest calendar quarter total return was [—]% for the quarter ended [—]. The Fund’s year-to-date total return for Class A Shares through December 31, 2011 was [—]%.

Average Annual Total Returns(1)

(For the periods ended December 31, 2012)

	1 Year		5 Years	10 Years	Since Inception (12/01/11)
Class A

Return Before Taxes	[—	]%	N/A	N/A	[—	]%

Return After Taxes on Distributions	[—	]%	N/A	N/A	[—	]%

Return After Taxes on Distributions and Redemptions	[—	]%	N/A	N/A	[—	]%

Return Before Taxes			N/A	N/A

Class C	[—	]%	N/A	N/A	[—	]%

Class R	[—	]%	N/A	N/A	[—	]%

Class Y	[—	]%	N/A	N/A	[—	]%

Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	[—	]%	N/A	N/A	[—	]%

(1)	Effective [—], the Fund revised its investment strategy to focus on MLP investments. Returns through September 30, 2012 reflect the Fund’s treatment as a regulated investment company under the Code. Returns after September 30, 2012 reflect the Fund’s treatment as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Pyxis Capital, L.P. (the “Adviser”) serves as the investment adviser to the Fund and Highland Capital Management, L.P. serves as the sub-adviser to the Fund. The primary individual portfolio manager for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Title with Sub-Adviser

Mauricio Delgado	Since inception	Director

Matthew Gray	Since inception	Director

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic

Initial Investment	$500	$1,000	$25

Subsequent Investments	$100	$1,000	$25

There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y

Initial Investment	None	$1 million	*

Subsequent Investments	None	None

*	The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling [1-877-665-1287] or from the Fund’s website at www.pyxisais.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Pyxis Funds II — Pyxis Energy MLP Fund, [2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953]

•	By calling [Boston Financial Data Services, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that (i) to the extent of the Fund’s earnings and profits, generally will be taxable to you as ordinary income or (ii) to the extent in excess of the Fund’s earnings and profits, generally will be treated as a tax free return of capital to you to the extent of your basis in your Fund shares and thereafter taxable to you as capital gain, in each case generally unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Fund.

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home-equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, on indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Dividend-Paying equities are equity securities that pay or expect to pay dividends.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Emerging market securities include interests in or obligations of entities located in an emerging market country. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equitized cash is a technique that uses futures or other instruments (such as exchange traded funds) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars outside the United States by foreign banks and foreign branches of U.S. banks.

Exchange-Traded Funds (“ETFs”) are investment companies registered either as open-end investment companies or unit investment trusts (UITs). The majority of ETFs are passive funds that hold a portfolio of common stocks that is intended to track a particular index. They have the flexibility of trading like a security, are managed by professionals and may provide investors with diversification, cost and tax efficiency, liquidity and margin-ability. ETFs share many similar risks with open-end and closed-end funds.

Exchange-Traded Notes (“ETNs”) are debt securities with returns linked to a particular index.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•

Eurodollar Bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

•	Yankee Bonds, which are dollar denominated securities issued by foreign issuers in the U.S.

•	Debt securities denominated in currencies other than U.S. dollars

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, (d) has the principal trading market for its securities, or (e) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the price at which the Fund has valued them. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs), which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that generally pay interest exempt from federal income taxes and, in some cases, from the federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Real Estate Investment Trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests therein. REITs are generally classified as Equity REITs or Mortgage REITs or a combination of Equity or Mortgage REITs. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when the Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Short sales against-the-box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund’s portfolio of investments and are not used for leverage. The Fund is not under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that the Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market fund or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities. The Fund will generally be required to accrue and pay income taxes on such interest during the term of the security, even though it will receive no cash payments until maturity.

Additional Information About Principal Investment Strategies

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website (www.pyxisais.com). In addition to the Fund’s principal investment strategies described earlier in this Prospectus, the Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. The Fund is not under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which, with respect to principal risks, are discussed later in this Prospectus and, with respect to non-principal risks, are discussed in the Fund’s SAI. Any reference to investments made by the Fund includes those that may be made both directly by the Fund and indirectly by the Fund (e.g., through derivatives and other pooled investment vehicles (including ETFs)).

Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, the Fund may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. To the extent the Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

If the Fund employs leverage or utilizes shorting in its investment strategy, it may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of the Fund’s assets to purchase additional securities for the Fund; and (ii) buying Underlying Funds that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. The Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. The Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to the Fund. The Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a restructuring. The Fund may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies.

The Fund may utilize cash as an asset class to hedge the portfolio and reduce volatility.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

To the extent that the Fund holds cash, it may not achieve its investment objective.

The Fund, as stated in the summary section of this Prospectus, may change its 80% investment policy upon 60 days’ notice to shareholders.

Additional Information About Principal Risks

Like all mutual funds, investing in the Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of the Fund’s related risks. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. There is a risk that the share value of the Fund will fluctuate.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.

Explanations of the Fund’s principal risks are provided below. The Fund may be subject to additional risks other than those described in the following pages. For more information about the risks associated with the Fund, please see the SAI, which is incorporated by reference into this Prospectus.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Currency Risk: A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of currency in wich the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk is the risk that the issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, principally below investment grade securities, but also including investment grade securities and other debt obligations. The Fund’s investments in high yield debt securities generally subject the Fund to greater risk than investments in securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivative Instruments Risk: The Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. There is no guarantee that these techniques will work. The Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivatives have the effect of leverage on the Fund, meaning that a small investment in derivatives could have a potentially large impact on the Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivatives are unlimited. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments, which could impact Fund performance. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by the Adviser or Sub-Adviser, as applicable, and the portfolio manager(s) responsible for managing the Fund. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk: Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable.

Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The Fund’s investment in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Exchange-Traded Funds Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. The Fund may invest in ETFs, including ETFs that are part of the Pyxis fund complex and advised by the Adviser or its affiliates (the “Underlying Pyxis ETFs”). The Underlying Pyxis ETFs include the Pyxis/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Pyxis ETFs will be borne by shareholders of the investing funds, and Pyxis intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Pyxis ETFs.

Fixed Income Securities Risk: The value of fixed income securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk is generally greater for a fund investing in fixed income securities with longer durations.

Foreign Investment Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks that can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

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Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.

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Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Fund-Related Tax Risks: In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

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Fund Tax Risks: Unlike most mutual funds, the Fund will not be entitled to pass-through tax treatment as a regulated investment company. Instead, the Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally will be subject to U.S. federal income tax on its investment income and gains at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLP equity securities has been offset by tax deductions. The portion of such distributions that are offset by tax deductions may decrease over time as the length of time that the Fund has held the MLP interests in its portfolio increases. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss or capital loss carryforwards, if any. The portion, if any, of a cash distribution received by the Fund as the holder of an MLP equity security that is in excess of the Fund’s allocable share of the MLP’s net income generally will be treated as a tax-deferred return of capital to the extent of the Fund’s tax basis in the MLP security, which will cause income or gain to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund or upon the Fund’s receipt of subsequent distributions from the MLP in later years.

The final portion of the distributions received by the Fund from underlying MLPs that are considered return of capital in respect of a taxable year will not be known until the Fund receives Schedules K-1 from all of its MLP investments, and the percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund and a greater portion of distributions paid to the Fund taxable as ordinary dividends. The Fund’s tax liability for a taxable year will not finally be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. See “Deferred Tax Risk” below. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders. The Fund’s corporate income tax liability can fluctuate materially from year to year, depending on a number of factors, including the length of time the Fund has owned the MLP equity securities in its portfolio, the availability of net operating loss or capital loss carryforwards, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

From time to time, the Fund may need to sell MLP equity securities in order to meet redemption requests, and any such dispositions could result in the Fund’s recognition of income or gains, which could be substantial, that are taxable to the Fund and for which the Fund will have to pay U.S. federal (and potentially state and local) taxes.

Due to the tax charactization of distributions made by MLPs, as described above, a significant portion of the Fund’s distributions to shareholders are expected to be treated as a return of capital in the hands of shareholders (although no assurance can be given in this regard) and would not be subject U.S. federal income tax to the extent of the shareholder’s basis in its Fund shares, but would have the effect of reducing a shareholders basis in its Fund shares, which would cause gains to be higher, or losses to be lower, upon the subsequent redemption of shares by the shareholder.

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Deferred Tax Risk: [Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently at a maximum rate of 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.]

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Tax Law Changes Risk: Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Fund or the companies in which the Fund will invest. Any such changes could negatively impact the Fund’s shareholders, including any increase in Fund-level tax rates, which could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. For example, the tax treatment of “publicly traded partnerships” such as MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could negatively impact the value of an investment in an MLP and therefore the value of an investment in the Fund.

Other types of legislation or proposals could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders. In particular, federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. [This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years. Moreover, if this increase in the long-term capital gains rate takes place as scheduled, Fund shareholders could be adversely affected when selling, exchanging, or redeeming shares.]

Hedging Risk: The Fund’s use of derivatives and other transactions, such as swaps, options and futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser or Sub-Adviser’s ability, as applicable, to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser or Sub-Adviser’s judgment, as applicable, in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so.

Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Industry Concentration Risk: Because the Fund normally invests at least 80% of the value of its assets in MLP investments, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries. MLP investments may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of companies in energy-related industries are also affected by supply and demand both for their specific product or service and for energy products in general.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Legislation Risk: To the extent that state, federal or international regulators impose additional requirements or restrictions with respect to the MLPs, the availability of MLP investment for the Fund may be adversely affected.

In addition, to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of senior loan interests for investment by the Fund may be adversely affected. Such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of debt securities relating to highly leveraged transactions or subject such securities to increased regulatory scrutiny, such financial institutions may determine to sell debt securities in a manner that results in a price that, in the opinion of the Adviser or Sub-Adviser, as applicable, is not indicative of fair value. Were the Fund to attempt to sell a securities at a time when a financial institution was engaging in such a sale with respect to the securities, the price at which the Fund could consummate such a sale might be adversely affected.

Leverage Risk: When deemed appropriate by the Adviser, Sub-Adviser or portfolio manager(s), as applicable, and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s average daily managed assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of average daily managed assets.

Under the terms of any loan agreement, the Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Limited Information Risk: The types of senior loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization (“NRSRO”), have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser or Sub-Adviser, as applicable, than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk: The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser or Sub-Adviser, as applicable. If one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Market Risk: Because the Fund may purchase common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. The profitability of the Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser or Sub-Adviser, as applicable. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Fund. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may change drastically from day to day. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Market Disruption Risk: Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity and debt markets and in the prices of individual investments. These market conditions could add to the risk of short-term volatility of the Fund. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

MLP Risk: The Fund may invest in master limited partnerships (“MLP”) units. An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

MLP Tax Risk: The Fund’s ability to meet its investment objective will depend, in large measure, on the the level of dividends, distributions or income it receives from the MLPs and other securities in which it invests. The benefit Fund shareholders are expected to derive from the Fund’s investments in MLPs depends largely on the MLPs’ treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxed as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes, although it is possible that the Fund would be entitled to a 70% dividends-received deduction in respect of any such dividend income. In addition, any distributions that the Fund receives from a MLP that are treated as dividends in the hands of the Fund could materially impact the tax character of the Fund’s distributions to shareholders, including by reducing the amount of such distributions that are treated as returns of capital in the hands of shareholders. See “Distributions” and “Taxation” below. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, the classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Non-Diversification Risk: Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk: Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. The Fund generally will invest in collateralized debt securities only if the Adviser or Sub-Adviser, as applicable, believes the value of the collateral, which may include guarantees, exceeds the principal amount of the debt security at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security.

Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also may result in increased taxes at the Fund level and lower the Fund’s after-tax performance.

Prepayment Risk: Prices and yields of certain securities such as mortgage-backed securities and asset-backed securities assume the securities will be redeemed at a given time. When interest rates decline, such securities experience higher prepayments because the underlying mortgages or loans are repaid earlier than expected. The Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities or asset-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, such securities experience lower prepayments because borrowers are less likely to repay their loans. This typically reduces the value of the underlying securities.

Restrictions on Resale Risk: Senior loans may not be readily marketable and may be subject to restrictions on resale. Interests in senior loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the senior loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the senior loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in senior loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Fund’s assets will be invested in senior loan interests, the ability of the Fund to dispose of its investments in a timely fashion and at an advantageous price may be restricted, and the Fund and shareholders may suffer capital losses as a result. However, many of the senior loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser’s or Sub-Adviser’s, as applicable, opinion, enhance the relative liquidity of such interests.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

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Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

•

Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

Senior Loans Risk: The risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. senior loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, senior loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk: Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that it is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•

Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

•

Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•

Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

•

Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI and on the Fund’s website.

Management of the Fund

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Pyxis Capital, L.P. (“Pyxis” or the “Adviser”) serves as investment adviser to the Fund. The address of the Adviser is 200 Crescent Court, Suite 700, Dallas, Texas 75201. As of December 31, 2012, Pyxis had approximately $[—] billion in assets under management. Pyxis is also the Fund’s administrator. Pyxis is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

Management Fee

The Fund has entered into an investment advisory agreement with Pyxis (the “Investment Advisory Agreement”) pursuant to which Pyxis has hired a sub-adviser to provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, subject to Pyxis’ general oversight. Additionally, Pyxis pays the compensation of the Trustee of the Fund who is Pyxis’ employee. In return for its advisory services, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of [—]% the Fund’s average daily managed assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement is available in the Pyxis Funds II semi-annual report to shareholders for the period ended March 31, 2012. The Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on not more than 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

[Pyxis has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, such as deferred tax expenses, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to [—]% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser.]

Investment Sub-Adviser

Pyxis seeks to make the best managers available to Fund shareholders, whether that means accessing Pyxis’ wealth of internal talent or using external talent (sub-advisers). When Pyxis feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Fund. Pyxis is proud to engage the following sub-adviser, who is responsible for the day-to-day management of the Fund’s assets. The sub-adviser’s services include buying and selling securities for the Fund and conducting investment research. As with Pyxis’ portfolio managers, the sub-adviser may change the portfolio manager who is responsible for managing the Fund’s assets from time to time.

Highland Capital Management, L.P. (“HCM”)

200 Crescent Court, Suite 700

Dallas, Texas 75201

HCM is the investment sub-adviser to the Fund. The Adviser has entered into a sub-advisory agreement with HCM (the “HCM Sub-Advisory Agreement”) pursuant to which HCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund, according to the Fund’s investment objective, polices, and restrictions, and conducting investment research subject to the authority of the Trust’s Board and supervision by Pyxis. Pursuant to the terms and conditions of the Sub-Advisory Agreement, HCM will be paid a monthly fee by Pyxis. HCM was established in March 1993.

Sub-Advisory Fee:

Pyxis pays the sub-adviser an investment sub-advisory fee out of the management fee that it receives from the Fund. The investment sub-advisory fee is paid by Pyxis monthly and is equal to 0.50% of the Fund’s average daily net assets.

Administrator/Sub-Adminstrator

Pyxis provides administration services for a monthly administration fee. In such capacity, Pyxis generally assists the Fund in all aspects of its administration and operations. Additionally, Pyxis furnishes offices, necessary facilities, equipment and personnel. Under a separate sub-administration agreement, Pyxis has delegated certain administrative functions to [State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116 (“State Street”)], and pays [State Street] a portion of the fee it receives from the Fund. Under the sub-administration agreement, State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund.

For more information about the Fund’s administration agreements, please see “Administrator/Sub-Administrator” in the SAI.

Multi-Manager Structure

The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Fund’s Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund (the “Multi-Manager Structure”). The Fund’s Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Fund have already approved the adoption of the Multi-Manager Structure, which enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement at any time by a vote of the majority of the outstanding securities of the Fund.

Operation under the Multi- Manager Structure will not: (1) permit management fees paid by the Fund to Pyxis to be increased without shareholder approval; or (2) diminish Pyxis’ responsibilities to the Fund, including Pyxis’ overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

About the Fund’s Portfolio Managers

Matthew Gray, CFA

Mr. Gray is a Director at HCM covering the Chemicals, Competitive Power and Utilities industries. He has been involved in Highland’s Energy and Materials investment effort since 2008, and has helped manage the Fund since its inception in 2011. Prior to his current role, Mr. Gray worked as a Senior Portfolio Analyst. Prior to joining HCM in July 2007, Mr. Gray was employed by GW Equity as an Associate in Mergers & Acquisitions. He was responsible for issuing private company valuation analysis and performing extensive financial analysis of client companies. Prior to that, Mr. Gray was a Credit Analyst for Reich & Tang Asset Management. He received a BA in Economics and History from Vanderbilt University. He has earned the right to use the Chartered Financial Analyst designation.

Mauricio Delgado

Mr. Delgado is a Director at HCM where he covers the Energy, Metals, Mining and Environmental Services industries. He has helped manage the Fund since its inception in 2011. Prior to joining HCM, Mr. Delgado worked in New York as a Vice President in the Private Equity and Principal Investments Group at Lehman Brothers Holdings where he helped manage and restructure a multi-billion dollar portfolio of distressed senior secured loans, subordinated notes and equity investments. Mr. Delgado also worked as an investment associate in Lehman’s Global Mezzanine Fund, a credit opportunities fund which invested in mezzanine debt and equity of middle-market companies. Mr. Delgado initially joined Lehman Brothers as an investment banking associate in the Leveraged Finance and Financial Sponsor Groups. Mr. Delgado received an MBA from the Stanford Graduate School of Business and a BS in Computer Science from Stanford University.

About the Fund’s Underwriter

The Fund’s shares are offered for sale through Foreside Funds Distributors LLC (the “Underwriter”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Pyxis Funds II — Pyxis Energy MLP Fund, [400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312].

Shareowner Guide — How to Invest in the Fund

How to Buy Shares

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or [Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953], the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Pyxis if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.

By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Pyxis Funds II — Energy MLP Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Pyxis Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Pyxis Funds II — Energy MLP Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Pyxis Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

Method	Instructions

By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by Pyxis or HCM for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call [1-877-665-1287].

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at [1-877- 665-1287] for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://www.pyxisais.com/tools/forms.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Pyxis Funds II — Energy MLP Fund, at the address noted below.(2) After completing a new account application, please call 1-877- 665-1287 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-877- 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1-877- 665-1287 or visit the Fund’s website (http://www.pyxisais.com/tools/forms).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.
(2)	Regular Mail: Send to “Pyxis Funds II — Energy MLP Fund,” [P.O. Box 9840, Providence, RI 02940]. Overnight Mail: Send to “Pyxis Funds II — Energy MLP Fund,” [4400 Computer Drive, Westborough, MA 01581-1722].

The following minimum investment amounts apply to direct accounts with the Fund.

Minimum Investments for Class A and Class C Shares

	By mail	By wire	Automatic

Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Accounts that fall below the $500 account minimum may be automatically redeemed by the Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments for Class R and Class Y Shares

(eligible investors only)

	Class R	Class Y

Initial Investment	None	$1 million	*
Subsequent Investments	None	None

*	The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors. Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y shares.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Shares of the Fund are available for purchase through individual retirement accounts (IRAs) and other retirement plans. The Fund offers several different types of IRAs, including (prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individual and employers). [State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116 (“State Street”)] acts as the custodian under these plans. For further information, please call the Fund at [1-877- 665-1287] or your Financial Advisor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in the Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

The Fund currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y Shares.

Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the Shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class R and Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C and Class R Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares and the distribution and shareholder service fees for the Class R Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.

The Fund may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

Your Investment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*
	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	0	0	†

*	From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.
**	Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more ($500,000 or more for Pyxis Short-Term Government Fund) intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).
***	Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.
†	For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million; 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Pyxis Funds I (except for the Pyxis/iBoxx Senior Loan ETF), Pyxis Funds II, the RBB Cash Fund (as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://www.pyxisais.com/Tools/Forms.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to Pyxis (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and Pyxis related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

Intended purchases of Class C Shares of $1,000,000 or more by investors not eligible for Class Y Shares should be made in Class A Shares. An amount up to 1% of the amount invested in Class C Shares may be paid to Financial Advisors.

Purchasing Class R Shares

Class R Shares have no initial sales charges or CDSC.

Class R Shares are available to investors who invest through programs or platforms maintained by Financial Advisors that aggregate trades for groups of investors through omnibus or pooled account arrangements, provided that the cost to Pyxis (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.65% (including the 0.50% distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R Shares.

Although Class R Shares pay a lower Rule 12b-1 fee than Class C Shares, Class R Shares pay a higher Rule 12b-1 fee than Class A Shares (or Class B Shares after conversion to Class A Shares) and never convert to Class A Shares.

Trail commissions of up to 0.50% may be paid to by the Underwriter to Financial Advisors that provide on-going services with respect to Class R Shares.

Purchasing Class Y Shares — Institutional Investors

Class Y Shares have no initial sales charges or CDSC.

Class Y Shares are available to investors who invest through programs or platforms maintained by Financial Advisors, provided that the cost to Pyxis (or its affiliates) for providing or paying for any selling or servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 0.15% of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible investors investing through programs or platforms maintained by Financial Advisors.

Class Y Shares may also be purchased by: (i) existing Class Y shareholders of record that still hold Class Y Shares of any Fund as of January 29, 2008; and (ii) all other institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts directly with the Fund, with a minimum initial investment of $1 million in the Fund for each such investor.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

Redemption of Shares

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact Pyxis if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection. In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect the Fund’s performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) the Fund within 30 days of a purchase or exchange into (or redemption out of) the Fund may be restricted from further investing in the Fund or exchanging between the Fund and other funds advised by Pyxis, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of Pyxis. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by Pyxis (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services by Pyxis. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies.

Omnibus Accounts with Financial Advisors. The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it.

There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Fund may not have obtained their cooperation in enforcing the Fund’s disruptive trading policies and procedures. The Fund will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of the Fund may be restricted from further exchanging back into the Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including the Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments.

Reservation of Rights to Reject Purchase or Exchange Orders. The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Fund and the Underwriter to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require the Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require the Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Because it may invest in foreign securities, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Because it invests significantly in high-yield bonds or small-cap equity securities, the Fund may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of the Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Redemption Fee. A 2% redemption fee is charged on redemptions of shares of the Fund that are redeemed (either by selling the shares or exchanging into another fund that is advised by Pyxis) within two months of purchase (either by buying the shares or exchanging into the Fund), subject to certain exceptions. Shares of the Fund held for more than two months are not subject to this 2% redemption fee. This fee is paid to the Fund, not Pyxis or the Underwriter, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to redemption of shares: (1) acquired through reinvestment of dividends or other distributions; (2) purchased through a defined contribution retirement plan (such as 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA; and (5) that are redemptions effected through systematic withdrawal plan. These exceptions apply to shares purchased or redeemed either directly with the Fund or its Transfer Agent or indirectly through a Financial Advisor.

The 2% redemption fee will also be imposed on investments made through Financial Advisors in certain omnibus accounts that are not exempt as described above. Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Pyxis Funds II — Energy MLP Fund,” [address]. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call [1-877- 665-1287] for further details.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling [1-877- 665-1287] or visiting the Fund’s website at http://www.pyxisais.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.

Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877- 665-1287 or visit http://www.pyxisais.com/Tools/Forms for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions and potentially recognize taxable income or gains upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, whether you receive the redemption proceeds in cash or securities, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

Exchange of Shares

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any Participating Funds and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Participating Fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy the Particpating Fund’s current minimum investment account requirement. Call 1-877- 665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “RBB Cash Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. Call 1-877- 665-1287 for the RBB Cash Fund prospectus, including applicable investment minimums, and read it carefully before investing.

If the shares of the Fund or any Participating Fund (other than the RBB Cash Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the RBB Cash Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the RBB Cash Fund and will be calculated without regard to the holding time of the RBB Cash Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to its short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. Please contact the Fund’s Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Distribution and Shareholder Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A, Class C, Class R, and Class Y Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class C, Class R, and Class Y Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund.

These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of Pyxis. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, Pyxis may, from time to time, at its own expense out of its own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Fund and/or to promote retention of its customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer (“Asset-Based Payments”). Pyxis may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Pyxis may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Pyxis’ discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. Pyxis determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Pyxis to any broker-dealer in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on Underwriter compensation in connection with the public offering of securities. In addition, Pyxis may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” tables for the Fund.

Distribution and Shareholder Service Fee Rates

Class	Distribution Fee	Service Fee

Class C	0.75%	0.25%

Class R	0.25%	0.25%*

Class Y	None	None

*	The 0.25% fee paid under the Rule 12b-1 Service Fee plan may be used for distribution and/or shareholder service expenses.

Net Asset Value (NAV)

The NAV per share of the Fund’s Class A, Class C, Class R and Class Y Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•

Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of fair valuation.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•

Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Additional Information Regarding Deferred Tax Liability

[In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund’s daily NAV.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal corporate income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV.

The Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years for regular C Corporations. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. Average historical tax characterization of distributions is determined by reference to historical data, if available, specific to each MLP in which the Fund invests; when no such data are available the Fund generally will rely on industry-wide data. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.]

Distributions

The Fund intends to make quarterly cash distributions of all or a portion of its net income (after taxes) to its shareholders.

Although the Fund anticipates that, due to the tax characterization of cash distributions made by MLPs (as discussed in “Taxation” below), a significant portion of the Fund’s distributions to shareholders are expected to consist of return of capital for U.S. federal income tax purposes; no assurance can be given in this regard. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to you as capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. [To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value.] In addition, in the discretion of the Fund, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above. See “Taxation” below.

[Unless you instruct the Fund to pay dividends, or distributions in excess of the Fund’s earnings and profits, to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends, or distributions in excess of the Fund’s earnings and profits. Dividends or distributions in excess of the Fund’s earnings and profits, that are reinvested in additional shares of the Fund are generally treated in the same manner for U.S. federal income tax purposes as comparable cash dividends or distributions. See “Taxation” below.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Fund, please see “Income Tax Considerations” in the SAI.

Taxation of the Fund

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below. The Code generally provides that an investment company registered under the 1940 Act that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund has previously elected to be treated as a RIC under the Code and, prior to the current taxable year ending September 30, 2013, has annually so qualified for the special treatment accorded RICs and their shareholders under the Code.

Effective [—], 2013, the Fund has determined to revise its principal investment strategies and begin investing substantially in MLP securities. Accordingly, retroactive to the beginning of the Fund’s current taxable year, which began on October 1, 2012 and ends on September 30, 2013, and continuing for future taxable years, the Fund will not meet the certain of the requirements for treatment under the Code as a RIC, including the asset diversification requirement because its investments in MLP securities will exceed the maximum percentage of a corporation’s assets that the Code permits a corporation to hold while qualifying as a RIC. Therefore, for the current and future taxable years, the Fund will generally be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to regular C corporations (currently at a maximum rate of 35%). Such taxable income will generally include, among other items, all of the Fund’s net income and gains from its investments, including investments in the equity securities of MLPs and other types of equity securities, derivatives, debt securities and foreign securities, less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.

As a regular C corporation, the Fund [will also be subject to state income tax on its taxable income,] and may also be subject to state franchise tax or foreign tax.

For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s net asset value, see “Net Asset Value” above.

As described above, the Fund intends to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, or income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are taxed as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed. If any of the MLPs in which the Fund invests were treated as corporations for U.S. federal income tax purposes, such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

When the Fund invests in equity securities of MLPs, the Fund will be a partner in each such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and other tax items of each such MLP so as to reflect the Fund’s interest in each MLP, whether or not the MLP distributes cash to the Fund. A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that, in the early years of the Fund’s life, the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs (and any such excess will not be currently taxable to the Fund but rather will result in a reduction of the Fund’s adjusted tax basis the corresponding MLP shares, as described further below). This result can be affected by a number of different factors, including the availability of accelerated depreciation and other significant deductions at the MLP level, and the length of time the Fund holds a particular MLP investment. Thus, no assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders, and a higher percentage of its distributions in a taxable year may constitute ordinary dividends, as described below. In particular, because of the accelerated deductions available with respect to a MLP’s activities, the longer the Fund holds its MLP interests, the more likely it is that the Fund will realize taxable income in excess of economic gain with respect to its interests in the MLP on the disposition of such MLP shares (or if the Fund does not dispose of the MLP shares, that the Fund will realize taxable income in excess of cash flow with respect to the MLP shares in later periods).

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

The Fund will be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to a Fund that exceed the taxable income allocated to such Fund from such MLP will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. From time to time, the Fund may be required to sell MLP securities to meet shareholder redemption requests, in which case it could recognize significant income or gains, which would generally result in federal and state income taxes imposed on the Fund taxes and decrease cash available for distribution to shareholders.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to reduce the Fund’s current capital gains. In the event a capital loss carryover cannot be utlitized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

Any investment by the Fund in foreign securities, may be subject to withholding or other taxes imposed by foreign countries on dividends, interest, or capital gains. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments to the extent that the Fund is unable to claim foreign tax credits in respect of such taxes.

Certain of the Fund’s other investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as the Fund’s investments in certain types of securities, including preferred stock, debt obligations issued or purchased at a discount, and foreign debt securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (iv) cause the Fund to recognize taxable income or gain without a corresponding receipt of cash, or (v) otherwise adversely alter the characterization of certain complex financial transactions.

Federal Income Taxation of Shareholders

Taxation of Distributions. Distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, as described below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders [and, in the case of dividends paid in taxable years beginning on or before December 31, 2012, will generally be treated as “qualified dividend income” for non-corporate Fund shareholders (including individuals) and will be eligible for reduced rates of taxation. For taxable years beginning on or after January 1, 2013, dividends received from the Fund by non-corporate Fund shareholders will be fully taxable at ordinary income rates (which are scheduled to increase at that time to a maximum rate of 39.6%) unless Congress enacts tax legislation providing otherwise.]

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will generally exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to Fund shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP equity securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Fund shares which are taxable to holders as dividend income, as described above.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. Dividends or other distributions paid by the Fund are generally treated as received by shareholders at the time the dividend or distribution is made.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you as an ordinary dividend even though it represents in part a return of your invested capital.

Taxation of Sales, Exchanges and Redemptions. If you sell, exchange, or otherwise dispose of any of your shares of the Fund (including through a redemption that is treated as a sale or exchange for U.S. federal income tax purposes), you will generally recognize a gain or loss in an amount equal to the difference between your adjusted tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. Generally, a Fund shareholder’s adjusted tax basis in the Fund shares will be equal to the cost of the holder’s Fund shares, increased by distributions that are reinvested in additional shares of the Fund and reduced (but not below zerio) by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund generally expects redemptions of Fund shares to be treated as sales or exchanges for U.S. federal income tax purposes. For information about rules under which certain redemptions could instead be treated as distributions for U.S. federal income tax purposes taxable to the redeeming shareholder as dividend income, see the “Taxation” section of the Statement of Additional Information.

[The maximum U.S. federal income tax rate applicable to long-term capital gains of individuals, currently 15%, is scheduled to increase to 20% (not including the separate Medicare tax discussed below) for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.] In addition, the deductibility of capital losses is subject to limitations under the Code.

New Medicare Tax. Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Backup Withholding and Information Reporting. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Also, to the extent you redeem, exchange or otherwise dispose of your shares during the calendar year, the Fund will provide you with cost basis and certain related information after the end of that calendar year in respect of that redemption, exchange or other disposition, as described above in “Cost Basis Reporting.”

Investment by Tax-Exempt Investors and RICs.

Because the Fund is a C corporation for U.S. federal tax purposes, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification test, but rather will be subject to the limitations applied to other securities set forth in that test.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Financial Highlights

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the period from December 1, 2011 (commencement of operations) through September 30, 2012. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [—], the Fund’s independent registered public accounting firm until [—], whose report, along with the Fund’s financial statements, was included in the Fund’s Annual Report, which is which is incorporated by reference in the SAI and available upon request.

Financial Highlights

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877- 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

Investment Adviser

Pyxis Capital, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

Investment Sub-Adviser

Highland Capital Management, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

Transfer Agent

[Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953]

Custodian

[State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116]

Distributor

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm

[—]

[Address]

Independent Registered Public Accounting Firm (prior to [—])

[—]

[Address]

Pyxis Funds II

If you wish to know more

You will find additional information about the Fund in the following documents:

Statement of Additional Information (SAI): The SAI contains additional information about the Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may obtain a free copy of the SAI or the Fund’s annual/semi-annual report and make shareholder inquiries by contacting:

Pyxis Energy MLP Fund

[c/o Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169-0953]

Telephone 1-877-665-1287

Website www.pyxisais.com

The Trust’s Investment Company Act Registration Number: 811-07142

PYXIS FUNDS II

PYXIS ENERGY MLP FUND

(FORMERLY PYXIS ENERGY AND MATERIALS FUND)

STATEMENT OF ADDITIONAL INFORMATION

[—], 2013

200 Crescent Court, Suite 700, Dallas, Texas 75201

For information, call [1-877-665-1287]

	Class A	Class B	Class C	Class R	Class Y
Pyxis Energy MLP Fund	HEFAX		HEFCX	HEFRX	HEFYX

This Statement of Additional Information (“SAI”) supplements the information contained in Pyxis Energy MLP Fund’s Prospectus dated [—], 2013 (the “Prospectus”), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing Pyxis Funds II and Pyxis Energy MLP Fund may be obtained without charge by calling the Trust at the telephone number listed above. [The Fund’s financial statements for the fiscal year ended September 30, 2012, and the Auditor’s Report thereon are incorporated by reference to the Trust’s Annual Report.] No other part of the Trust’s Annual Report is hereby incorporated by reference. For a free copy of the Fund’s annual or semi-annual reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at [P.O. Box 9840, Providence, RI 02940]. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS

Pyxis Energy MLP Fund (the “Fund”) is a series of Pyxis Funds II (the “Trust”), an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended. Pyxis Capital, L.P. (“Pyxis” or the “Adviser”) is the investment adviser to the Fund. Highland Capital Management, L.P. (“HCM” or the “Sub-Adviser”) is the investment sub-adviser to the Fund.

Because of the Fund’s concentration in MLP investments, the Fund will not be eligible for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Fund will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. See “Income Tax Considerations” below.

Certain investment restrictions of the Fund are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as investment policies, of the Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. The principal investment objective of the Fund is not fundamental.

There can be no assurance that the Fund will achieve its investment objective. Investors should not consider the Fund alone to be a complete investment program. The Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of the Fund. The securities, investments, and investment practices used by the Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline.

The financial markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. For example, governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. Because the situation is unprecedented and widespread, it may not be possible to identify all significant risks and opportunities using past investment strategies or models.

The Fund’s investment objective and strategies are described in the Prospectus. Supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies is provided below. The Fund is not obligated to pursue the following strategies or techniques and does not represent that these strategies or techniques are available now or will be available at any time in the future. The Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants. The Fund may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Money Market Instruments. The types of money market instruments in which the Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, and (vii) repurchase agreements.

The Fund may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Fund are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by the Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent it is necessary or appropriate for the Fund to look through to that collateral.

The Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by the Fund may be rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in Appendix A. At no time will the investments of the Fund in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of the Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, the Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. The Fund may also hold cash under circumstances where the liquidation of the Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that the Fund holds cash, it may not achieve its investment objective.

Cash. Includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund also may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC’s restrictions that limit investments in illiquid securities.

The Fund may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Debt Securities. A debt instrument held by the Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of the Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund’s investments in certain debt instruments can cause the Fund to accrue income for tax purposes (and pay entity-level taxes on such income) even though no cash is received at the time of accrual. Therefore, the Fund’s investments in such instruments could result in a reduction in the amount of cash available for distribution to Fund shareholders. See “Income Tax Considerations” below.

Ratings as Investment Criteria. The ratings of nationally recognized statistical ratings organizations (“NRSROs”) such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Fund, the portfolio manager also independently evaluates potential investments.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by the Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Bonds”). The Fund is authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund’s net asset value.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, the Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by the Sub-Adviser, subject to Pyxis’s supervision, to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser, subject to Pyxis’s supervision, also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

If the Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Investments. The Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, the Fund may invest up to 15% of its assets in “illiquid investments.” Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by the Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage-related securities and securities subject to restrictions on resale the Sub-Adviser, subject to Pyxis’s supervision, has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that Pyxis or the Sub-Adviser deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. The Fund may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to the Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. The Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors Pyxis’s and each Sub-Adviser’s implementation of the standards and procedures.

When-Issued, Forward Commitment and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, the Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. The Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of the Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued, forward commitment or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in the Fund’s net asset value.

When the Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods. Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. The Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. The Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of the Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. The Fund will retain the right to all interest and dividends payable with respect to the loaned securities. If the Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing the Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, the Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. The Fund bears the entire risk of loss on the collateral. Securities lending expenses are not reflected in the expenses shown in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

If the Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, Pyxis or the Sub-Adviser may use its reasonable efforts to recall the loaned securities. Pyxis and the Sub-Adviser disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”); or (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser or Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser and Sub-Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser and Sub-Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. The majority of exchange traded funds (“ETFs”) are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and receives its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of expenses of the Fund, but also will bear indirectly expenses of the REITs in which it invests. Expenses from investments in REITs are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

Purchasing Put and Call Options on Securities. The Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. The Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of the Fund. In addition, the premiums paid by the Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. The Fund may write covered put and call options on securities. The Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Fund will write only options that are covered. A call option written by the Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (a) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (b) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Fund is expected to purchase only call or put options issued by the Clearing Corporation. Pyxis and the Sub-Adviser expect that the Fund will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Fund in the over-the-counter market.

The Fund may realize a profit or loss upon entering into closing transactions. When the Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for the Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

The Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by the Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Securities Index Options. The Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Fund with such option writing authority may write only covered options. The Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by the Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. The Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S.

exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that the Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts. The Fund may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the over-the-counter market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

[The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Fund to continue to claim this exclusion. If the Fund seeks to claim the exclusion after the effectiveness of the amended rules, it would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. If the Fund is no longer able to claim the exclusion, the Fund and the Adviser would be subject to regulation under the Commodity Exchange Act.]

The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by the Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Although the Trust intends that the Fund enters into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. The Fund may hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. The Fund also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that the Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, the Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then, current exchange rate. The Trust may also be able to negotiate such an offset on behalf of the Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to the Fund.

In hedging a specific portfolio position, the Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Sub-Adviser.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a registered investment company under the Code for a given year.

In entering into forward currency contracts, the Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, the Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of the Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Fund may write only covered options. The Fund will not enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; the Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to the Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by the Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.

However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. The Fund may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Fund will bear the market risk of the reference instrument.

Mortgage Related Securities. The Fund may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which the Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Increases in interest rates may cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Fund’s net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund’s invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, the Fund limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Floating and Variable Rate Instruments. The Fund may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Fund may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established by the Sub-Adviser, subject to Pyxis’s supervision, for the purchase of debt securities. The Sub-Adviser, subject to Pyxis’s supervision, consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Short Sales Against the Box. The Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Certain Investment Techniques, Derivatives Risk and Leverage Risk. When the Sub-Adviser of the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New or revised laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser or Sub-Adviser and their affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser and Sub-Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Fund or the companies in which the Fund will invest. Any such changes could negatively impact the Fund’s shareholders, including any increase in Fund-level tax rates, which could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. For example, the tax treatment of “publicly traded partnerships” such as MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could negatively impact the value of an investment in an MLP and therefore the value of an investment in the Fund.

Other types of legislation or proposals could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders. In particular, federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. [This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2012, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years. Moreover, if this increase in the long-term capital gains rate takes place as scheduled, Fund shareholders could be adversely affected when selling, exchanging, or redeeming shares.]

The effect of any future regulatory change on the Fund could be substantial and adverse.

PORTFOLIO HOLDINGS

The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisors and affiliated persons of the Fund, and (ii) clients of Pyxis or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund, Pyxis, the Sub-Adviser or any other person for these disclosures. A list of the entities that will receive the Fund’s portfolio holdings information on such basis, the frequency with which it will be provided to them and the length of the lag between the date of the information and the date it will be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end

The largest five portfolio holdings are posted to the Trust’s website on a monthly basis. In addition, certain service providers to the Fund, Pyxis, Sub-Adviser, Transfer Agent (as defined herein) or Underwriter (as defined herein), such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, Transfer Agent and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, Pyxis, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of the entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and Pyxis, the Sub-Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Fund’s top five holdings also are posted on the Fund’s website at www.pyxisais.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A “vote of a majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities. The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 8 through 10 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund will not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the energy industry.

4. The Fund will not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. The Fund may not:

8. Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid; and

9. Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law.

10. If the Fund is invested in by another series of the Trust or by a series of Pyxis Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above, other than the 15% limitation on illiquid investments and the limitation on borrowing, apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 3 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination or the Global Industry Classification Standard. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. Notwithstanding investment restriction No. 5 above, the Fund does not expect to purchase or sell physical real estate.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the portfolio manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of the Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available when seeking best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of the Fund, the portfolio manager does not take into account a broker or dealer’s promotional or sales efforts on behalf of the Fund.

In addition, the investment advisory agreement between the Trust and Pyxis relating to the Fund authorizes Pyxis, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which Pyxis or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of the Fund may be useful to Pyxis in servicing the Fund as well as all of Pyxis’s accounts and not all of these services may be used in connection with the Fund. Consistent with limits established by the Federal securities laws, the Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Fund over the past three fiscal years. Variations in the amount of brokerage commissions paid by the Fund from year to year may result from changing asset levels, market conditions or changes in Pyxis’s outlook.

Fund	Fiscal Year ended September 30, 2012			Fiscal Year ended September 30, 2011*	Fiscal Year ended September 30, 2010*
Energy MLP Fund	$	[—	]	$0	$0

*	The Fund commenced operations on December 1, 2011

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2012.

Fund	Commissions Paid to Firms for Brokerage and Research Services			Total Amount of Transactions to Firms for Brokerage and Research Services
Energy MLP Fund	$	[—	]	$	[—	]

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2012.

Firm	Commissions Paid to Firm for Brokerage and Research Services			Total Amount of Transactions for Brokerage and Research Services
[—]	$	[—	]	$	[—	]

The Fund did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Pyxis or the Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever Pyxis or the Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains and increase its income tax liability. The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The following table provides the portfolio turnover rates for the Fund over the past two fiscal years.

Fund	Portfolio Turnover for Period Ended 9/30/12*	Portfolio Turnover for Period Ended 9/30/11*
Energy MLP Fund	N/A	N/A

*	The Fund commenced operations on December 1, 2011

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Pyxis Capital, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee (1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	[20]	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006; Chairman of the Board since June 2012	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President, Chief Operating Officer and Chief Executive Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	[20]	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee (1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership
James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	[20]	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	[20]	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

Ethan Powell[2] (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and of Pyxis since its inception and Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst &Young from 1999 to 2007.	[20]	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Pyxis Fund Complex; significant administrative and managerial experience.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Operations Office of Pyxis since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and Pyxis since its inception; Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Executive Vice President and Secretary	Indefinite Term; Trustee and Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist of Pyxis since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and Pyxis since its inception; and Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

[1]	The “Pyxis Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI.
[2]	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Pyxis Fund Complex for the fiscal year ended September 30, 2012.

Name of Trustee	Aggregate Compensation From the Fund			Aggregate Compensation From the Trust			Pension or Retirement Benefits Accrued as Part of the Fund’s Expense			Estimated Annual Benefits Upon Retirement			Total Compensation From the Pyxis Funds Complex
Interested Trustee
Ethan Powell	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Independent Trustees
Timothy K. Hui	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Scott F. Kavanaugh	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
James F. Leary	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Bryan A. Ward	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets.

Role of the Board, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, and the underwriter, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom (including the Chairman) are Independent Trustees. The remaining Trustee, Mr. Powell, also serves as Executive Vice President and Secretary of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Pyxis. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. Mr. Kavanaugh acts as the Chairman of the Audit Committee. The Audit Committee met eight times during the fiscal year ended September 30, 2012. Mr. Ward acts as the Chairman of the Audit Committee.

Governance Committee. The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee and did not meet during the fiscal year ended September 30, 2012. The Nominating Committee met three times during the fiscal year ended September 30, 2012. Scott Kavanaugh acts as the Chairman of the Governance Committee.

Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust, the Adviser and the Sub-Adviser, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or Sub-Adviser or another client of the Adviser or Sub-Adviser, as applicable. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met nine times during the fiscal year ended September 30, 2012. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended September 30, 2012. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Independent Trustee to serve as the Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, the Sub-Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Pyxis Fund Complex as of December 31, 2012.

Name of Trustee	Pyxis Energy MLP Fund			Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Pyxis Fund Complex*
Interested Trustee
Ethan Powell	$	[—	]	$	[—	]
Independent Trustees
Timothy K. Hui	$	[—	]	$	[—	]
Scott F. Kavanaugh	$	[—	]	$	[—	]
James F. Leary	$	[—	]	$	[—	]
Bryan A. Ward	$	[—	]	$	[—	]

Trustee Positions

[As of December 31, 2012, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.]

Other Interests

In the third quarter of 2012, certain trusts of which members of James Dondero’s family are beneficiaries (the “Family Trust”) purchased approximately one million dollars of shares issued by First Foundation, Inc., a bank holding company of which Mr. Kavanaugh is the Vice-Chairman, President, Chief Executive Officer and Chief Operating Officer. Following this purchase, the Family Trust holds approximately three and a half million dollars, or less than 4%, of First Foundation, Inc. shares.

Code of Ethics

The Fund, Pyxis and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund, Pyxis and the Sub-Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Advisory Agreement

Pyxis serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. Pyxis is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Under the Investment Advisory Agreement, Pyxis, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, Pyxis also provides certain administration services to the Fund. See “Administrator” below.

Pyxis carries out its duties under the Investment Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Pyxis, Pyxis shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Investment Advisory Fee

Under the Investment Advisory Agreement with the Fund, Pyxis receives a monthly fee, computed and accrued daily, at the annual rate of 1.00% of the Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial average).

Investment Sub-Adviser

The Investment Advisory Agreement permits Pyxis, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of Pyxis’s responsibilities under the Investment Advisory Agreement. In this event, Pyxis remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. Pyxis has hired HCM to sub-advise the Fund.

HCM

HCM is registered as an investment adviser under the Advisers Act. HCM is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. HCM’s principal office address is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75201. HCM will be entitled to receive from Pyxis a monthly fee, computed and accrued daily, at the annual rate of 0.50% of the Average Daily Managed Assets of the Energy and Materials Fund. As of September 30, 2011, HCM had approximately $23 billion of assets under management.

Investment Sub-Advisory Agreement

The Sub-Advisory Agreement with HCM is not assignable and may be terminated without penalty by either the Sub-Adviser or Pyxis upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to Sub-Adviser. The Sub-Advisory Agreement provides that the Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreement also provides that the Sub-Adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement.

Securities Activities of Pyxis and the Sub-Adviser

Securities held by the Fund also may be held by other funds or separate accounts for which Pyxis and/or the Sub-Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Pyxis and/or the Sub-Adviser for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other client of Pyxis and/or the Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Pyxis and/or the Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when Pyxis and/or the Sub-Adviser (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which Pyxis and/or the Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Pyxis and/or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for the Fund.

Portfolio Manager – Other Accounts Managed

The Fund’s portfolio manager are Mauricio Delgado and Matthew Gray. The following table provides information about (i) the number of registered investment companies managed by the portfolio manager on a day-to-day basis (excluding the Fund) and the corresponding total assets managed in such investment companies, (ii) the number of other pooled investment vehicles managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iii) the number of other accounts managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (iv) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of the Fund’s securities owned by the Fund’s portfolio manager, if any. All information is provided as of September 30, 2012.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Mauricio Delgado	[—]	[—] Pooled Investment Vehicles with $[—] in total assets managed.[1]	[—] Other Accounts with $[—] in total assets managed.[1]	[—]
Matthew Gray	[—]	[—] Pooled Investment Vehicles with $[—] in total assets managed.[1]	[—] Other Accounts with $[—] in total assets managed.[1]	[—]

Conflicts of Interest – Pyxis and HCM

Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between the Fund and other accounts. Pyxis and HCM have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Each of Pyxis and HCM and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, each of Pyxis and HCM and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, each of Pyxis and HCM and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Each of Pyxis and HCM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Each of Pyxis and HCM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, each of Pyxis and HCM furnishes advisory services to numerous clients in addition to the Funds, and each of Pyxis and HCM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to each of Pyxis and HCM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, each of Pyxis and HCM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Pyxis or HCM recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that each of Pyxis and HCM , or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, each of Pyxis and HCM may refrain from rendering any advice or services concerning securities of companies of which any of Pyxis’ or HCM’s (or their affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which each of Pyxis and HCM or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, each of Pyxis and HCM includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Each of Pyxis and HCM, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, each of Pyxis and HCM will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, each of Pyxis and HCM will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.

While each of Pyxis and HCM do not believe there will be frequent conflicts of interest, if any, Pyxis and HCM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between each of Pyxis’ and HCM’s fiduciary obligations to the Funds and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of each of Pyxis and HCM and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that each of Pyxis’ and HCM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Portfolio Manager – Compensation

Pyxis’ and HCM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Pyxis and HCM, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Pyxis and HCM, which may include the amount of assets supervised and other management roles within Pyxis and HCM. Base compensation is determined by taking into account current industry norms and market data to ensure that Pyxis and HCM pay a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan – The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Pyxis and HCM in order to promote the success of each of Pyxis and HCM.

Long-Term Incentive Plan – The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Pyxis and HCM.

Because each person’s compensation is based on his or her individual performance, Pyxis and HCM do not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Pyxis or HCM.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies to Pyxis, in accordance with Pyxis’s proxy voting policies and procedures. Upon Pyxis’s recommendation after reviewing the proxy policies of the Sub-Adviser, the Board has delegated the responsibility for voting proxies to the Sub-Adviser for the Fund.

Pyxis and the Sub-Adviser’s proxy voting policies and procedures will be presented to the Board annually. Pyxis and the Sub-Adviser will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

Pyxis’s proxy voting policy is attached as Appendix B. The Sub-Adviser’s proxy voting policy is attached as Appendix C.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to Foreside Funds Distributors, LLC (the “Underwriter”) at the rates set forth below for the Fund:

	Distribution Fee	Service Fee
Class A	0.00%	0.25%	*
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%	*
Class Y	None	None

*	The 0.25% paid under the Rule 12b-1 plan may be used for distribution and/or shareholder service expenses.

The Underwriter may pay all or a portion of these fees to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries (“Financial Advisors”) whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution or service fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under the Plan for distribution or service fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Shareholder Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under the Plans, the Trust pays the Underwriter, with respect to the Fund, (1) for shareholder servicing (and for Class A and Class R shares – distribution services) provided to Class A, Class B, Class C and Class R shares of the Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B, Class C and Class R shares of the Fund. These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may return to their stated levels, at any time, without prior notice.

Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the “Independent Trustees”). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to the Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to the Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

In addition, Pyxis and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with Pyxis, the Underwriter or the Fund (“Financial Advisors”) for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with Pyxis. Payments may relate to selling and/or servicing activities, such as: access to a Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer the Fund as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisors to recommend the purchase of the Fund over another mutual fund or another investment option. As of December 31, 2012, the Fund had entered into arrangements to make additional distribution related payments to the following Financial Advisors: [Fidelity Brokerage Services LLC and National Financial Services LLC, Genworth Financial Securities Corp., Raymond James & Associates, Inc., RBC Dain Rauscher Inc., UBS Financial Services Inc, A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc., Charles Schwab & Co, Morgan Stanley Smith Barney, Pershing LLC, Wells Fargo Advisers LLC, and Prudential Investment Management Services LLC.] Inclusion on this list does not imply that the additional compensation paid to such Financial Advisors necessarily constitutes “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). Pyxis will update this listing annually and interim arrangements may not be reflected. Pyxis assumes no duty to notify any investor whether a Financial Advisor through which he/she invests should be included in any such listing. You are encouraged to review the prospectus for the Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

Pyxis does not direct the Fund’s portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

Pyxis and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. Pyxis and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Fund to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with Pyxis) may have a conflict of interest in selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Trust has adopted a Distribution Plan for the Fund’s Class A Shares, Class C Shares and Class R Shares (the “Distribution Plan”) pursuant to which Class A Shares, Class C Shares and Class R Shares are authorized to pay fees to the Fund’s underwriter for providing distribution and/or shareholder services to the Fund. Under the Distribution Plan, Class A Shares, Class C Shares and Class R Shares of the Fund paid an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.35%, 1.00% and 0.50%, respectively, of the average net assets of Class A Shares, Class C Shares or Class R Shares, respectively, as compensation for the Fund’s underwriter providing account maintenance and distribution services to shareholders.

During the fiscal year ended September 30, 2012, the Fund paid $[—] to the Underwriter for distribution and shareholder servicing.

For the fiscal year ended September 30, 2012, the Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan
Class A	$	[—	]
Class B	$	[—	]
Class C	$	[—	]
Class R	$	[—	]
Class Y	$	[—	]

For the fiscal year ended September 30, 2012, the Underwriter spent the fees paid under the 12b-1 Plan as follows:

Class	Advertising/ Marketing			Printing/ Postage			Payment to Underwriter			Payment to Dealers			Compensation to Sales Personnel			Other
Class A	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class B	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class C	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class R	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]
Class Y	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]

TOTAL	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]	$	[—	]

For the fiscal years ended September 30, 2012, 2011 and 2010, the Underwriter earned and retained the following amounts on the sale of Class A shares of the Fund as follows:

Year*	Amount Earned by the Underwriter (Aggregate Amount of Commissions)			Amount Retained by the Underwriter and GEID
2012	$	[—	]	$	[—	]
2011		$0			$0
2010		$0			$0

*	The Fund commenced operations on December 1, 2011.

For the fiscal years ended September 30, 2012 and 2011, the Underwriter and GEID* earned and retained the following amounts on the sale of Class B shares of the Fund as follows:

Year*	Amount Earned by the Underwriter (Aggregate Amount of Commissions)			Amount Retained by the Underwriter
2012	$	[—	]	$	[—	]
2011		$0			$0
2010		$0			$0

*	The Fund commenced operations on December 1, 2011.

For the fiscal years ended September 30, 2012 and 2010, the Underwriter earned and retained the following amounts on the sale of Class C shares of the Fund as follows:

Year	Amount Earned by the Underwriter (Aggregate Amount of Commissions)			Amount Retained by the Underwriter (Aggregate Amount of Commissions)
2012	$	[—	]	$	[—	]
2011		$0			$0
2010		$0			$0

*	The Fund commenced operations on December 1, 2011.

For the fiscal years ended September 30, 2012 and 2011, the Underwriter earned and retained the following amounts on the sale of Class R shares of the Fund as follows:

Year*	Amount Earned by the Underwriter (Aggregate Amount of Commissions)			Amount Earned by the Underwriter (Aggregate Amount of Commissions)
2012	$	[—	]	$	[—	]
2011		$0			$0
2010		$0			$0

*	The Fund commenced operations on December 1, 2011.

Custodian

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, 16th Floor Boston, MA 02116, is the custodian for the Fund. State Street is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator

The Trust has entered into an administration services agreement with State Street and pays a joint fee for administration and accounting services that includes but is not limited to an asset based fee of [—]% of the first $[—] million of average daily net assets, [—]% of the next $[—] million of average daily net assets, and [—]% of average daily net assets in excess of $[—] million. In addition, State Street is paid a monthly base fee, as well as fees for various administrative services (e.g., supplemental regulatory filing fees).

Transfer Agent and Dividend Paying Agent

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, serves as the transfer agent of the Fund’s investments. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Fund. For its services, BFDS receives monthly fees charged to the Fund, plus certain charges for securities transactions.]

Underwriter

Foreside Funds Distributors, LLC., located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the Fund’s statutory underwriter and facilitates the distribution of the Fund’s shares. The Underwriter will use all reasonable efforts in connection with distribution of shares of the Fund.

Certain Affiliations

The Fund and Pyxis are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Pyxis. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

[The Fund did not pay any brokerage commissions on transactions with NexBank for the fiscal year ended September 30, 2012 or 2011 or 2010.]

In addition to the affiliation with NexBank, the Fund and Pyxis are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of Pyxis. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by Pyxis. For example, Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

With respect to the Fund, the Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Pyxis and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Fund held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Distributions will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent of a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any contingent deferred sales charges (“CDSC”) paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans. Class A shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

Class B Shares. Class B shares are closed to new investments. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Pyxis Fund II portfolios (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Fund, except through a dividend reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect.

Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. Class B shares acquired initially through Investor Trust Funds convert to Class A shares after eight years. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

Class B shares are subject to a CDSC that declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described below will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Fund use the shares with the lowest CSDC to fill your redemption requests.

Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. However, unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.

Class R Shares. Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Unlike Class B shares, Class R shares do not convert to Class A shares after a specified period of time. Trail commissions of up to 0.50% may be paid to Financial Advisors that provide on-going services with respect to Class R shares.

Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, Class R and Class Y shares of the Fund are currently available to clients and customers of Financial Advisors as provided above. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, Pyxis or the Underwriter and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Underwriter. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, Pyxis or the Underwriter.

CDSCs

A CDSC payable to the Fund is imposed on certain redemptions of Class A, Class B and Class C shares of the Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (a) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (b) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase), and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	4.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

The following table sets forth the CDSC rates applicable to redemptions of the Fund’s Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	5.00%
Within Second Year	4.00%
Within Third Year	3.00%
Within Fourth Year	2.00%
Within Fifth Year	1.00%
Within Sixth Year	0.00%
Within Seventh Year	0.00%
Within Eighth Year	0.00%

Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See “Shareowner Guide – How to Invest in the Fund – Exchange of Shares” in the Fund’s Prospectus for the effect of exchanges on the CDSC applicable to exchanged shares.

In determining the applicability and rate of any CDSC to a redemption of shares of the Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Fund

The Fund will be taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus will pay entity-level taxes as described below. The Code generally provides that an investment company registered under the 1940 Act, such as the Fund, that elects to be treated and qualifies each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code, including by complying with applicable qualifying income, diversification and distribution requirements, does not pay any entity-level U.S. federal income tax on any income or gains that the investment company distributes to its shareholders. The Fund has previously elected to be treated as a RIC under the Code and, prior to the current taxable year ending September 30, 2013, has annually so qualified for the special treatment accorded RICs and their shareholders under the Code.

As described above, effective [—], the Fund has determined to change its principal investment strategies and begin investing substantially in MLP securities and certain Energy Trusts. Accordingly, beginning with the current taxable year ending September 30, 2013 and continuing for future taxable years, the Fund will not meet certain of the requirements for treatment under the Code as a

RIC, including the asset diversification requirement because its investments in MLP securities will exceed the maximum percentage of a corporation’s assets that the Code permits a corporation to hold while qualifying as a RIC. Therefore, for the current and future taxable years, the Fund will generally be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to regular C corporations (currently at a maximum rate of 35%). Such taxable income will generally include, among other items, all of the Fund’s net income and gains from its investments, including investments in the equity securities of MLPs and Royalty Trusts and other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities, less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.

As a regular corporation, the Fund [will also be subject to state income tax on its taxable income,] and may also be subject to state franchise tax or foreign tax.

In the future, the Fund may decide to re-qualify as a RIC that is accorded special tax treatment if the Fund determines that doing so would be in the best interests of the Fund’s shareholders. The Fund may determine to do so, for example, if changes to the Code were to make it disadvantageous to continue to be treated as a regular C corporation for tax purposes. In order to re-qualify as a RIC that is accorded special tax treatment, the Fund, among other things, must reduce its investments in MLP securities to satisfy the diversification requirements applicable to RICs and recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s net asset value, see “Net Asset Value” in the Fund’s Prospectus.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those those other years. In the event a capital loss carryover cannot be utlitized in the carryover periods, it will expire unused and the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Dividends and other distributions are taxable to shareholders as described herein even if they are paid from income and gains realized by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Dividends and other distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund during that year. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, which are discussed below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders [and, in the case of dividends paid in taxable years beginning on or before December 31, 2012, will generally be treated as “qualified dividend income” for non-corporate Fund shareholders (including individuals) and will be eligible for reduced rates of taxation. For taxable years beginning on or after January 1, 2013, dividends received from the Fund by non-corporate Fund shareholders will be fully taxable at ordinary income rates (which are scheduled to increase at that time to a maximum rate of 39.6%) unless Congress enacts tax legislation providing otherwise.]

[Under provisions of the Code that are scheduled to expire for taxable years beginning after December 31, 2012 unless Congress enacts legislation providing otherwise, “qualified dividend income” is taxed at long-term capital gains rates. In order for the dividends received by a Fund shareholder to be “qualified dividend income,” the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any Fund share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Fund shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Fund shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.]

Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the shareholder from the Fund for the taxable year. A dividend received by a corporate shareholder of the Fund will generally not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any Fund shares the shareholder has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend or (2) to the extent that the shareholder is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will generally exceed its earnings and profits in a taxable year. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to Fund shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP equity securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Fund shares.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and other distributions may also be subject to state, local or other taxes.

Tax Implications of Certain Fund Investments

As described above, the Fund intends to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, or gains from the sale or disposition of a capital asset or property described in Section 1231(b) of the Code if such asset or property is held for the production of income from one of the other qualifying sources. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

As noted above, these MLPs are treated as partnerships and not corporations for U.S. federal tax purposes because they annually meet the qualifying income test described above. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to it stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. If an MLP were to fail to meet the qualifying income test described above in a taxable year, it would be treated as a corporation for U.S. federal income tax purposes, and such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

In contrast, an MLP treated as a partnership for U.S. federal tax purposes does not incur entity-level taxes. Instead, a partnership’s items of taxable income, gains, losses, deductions and other tax items are generally allocated among all the partners in proportion to their interests in the partnership. Each partner, in turn, is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed at one level – at the partner level. Thus, when the Fund invests in equity securities of MLPs, the Fund will be a partner in each such MLP, and will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and other tax items of each such MLP so as to reflect the Fund’s interest in each MLP; these allocations are made to the Fund regardless of whether or not the MLP distributes cash to the Fund.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. [Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that, in the early years of the Fund’s life, the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs (and any such excess will not be currently taxable to the Fund but rather will result in a reduction of the Fund’s adjusted tax basis in the corresponding MLP shares, as described further below) This result can be affected by a number of different factors, including the availability of accelerated depreciation and other significant deductions at the MLP level and the length of time the Fund holds a particular MLP investment. Thus, no assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders, and a higher percentage of its distributions in a taxable year may constitute ordinary dividends. In particular, because of the accelerated deductions available with respect to a MLP’s activities, the longer the Fund holds its MLP interests, the more likely it is that the Fund will realize taxable income in excess of economic gain with respect to its interests in the MLP on the disposition of such MLP shares (or if the Fund does not dispose of the MLP shares, that the Fund will realize taxable income in excess of cash flow with respect to the MLP shares in later periods).]

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

The Fund will be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Because the Fund will be taxed as a regular corporation, it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity securities plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities (i) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in its MLP shares, such distribution will reduce the Fund’s basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund in later periods.

From time to time, it may be necessary for the Fund to dispose of its interests in one or more MLPs, including at a time when it is not advantageous to do so, in order to meet shareholder redemption requests; any such dispositions could trigger substantial taxable gains at the Fund level and thus reduce the amount of cash available to distribute to shareholders.

The Fund is permitted to invest in equity securities of Canadian royalty trusts. Canadian royalty trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. The Fund expects to be subject to Canadian withholding taxes on distributions it receives with respect to its investments in Canadian royalty trusts. Moreover, if a Canadian royalty trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

The Fund also may invest in U.S. royalty trusts. These trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include in its income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. If eligible, the Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of taxable income to the Fund (without the receipt of cash) and increase the amount of taxes required to be paid by the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and on which the Fund must pay income taxes) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently (and thus pay taxes on such accrued amounts), even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).

Generally, the Fund will be required to include the OID or acquisition discount in income (and pay taxes on such income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes (and pay taxes on such income) to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount on such obligations, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The imposition of foreign taxes will decrease the Fund’s yield on securities subject to such taxes. The Fund may be entitled to a credit against its U.S. foreign income tax liability for the foreign taxes incurred, although the ability to claim such credits may be subject to significant limitations. Holders of Fund shares will not be able to receive credits or deductions on their own returns for foreign taxes paid by the Fund.

Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If the Fund invests in shares of other investment companies or ETFs, its income and gains will consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. The amount, timing or character of income realized by the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

The Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (iv) cause the Fund to recognize taxable income or gain without a corresponding receipt of cash, or (v) otherwise adversely alter the characterization of certain of these transactions. These rules could therefore affect the amount, timing and/or character of income recognized by the Fund.

The Fund may invest in certain securities, such as ETNs, or engage in certain derivatives transactions the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. For instance, the timing and character of income or gains arising from ETNs can be uncertain. While the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by IRS with respect to one or more of these rules (which determination or guidance could be retroactive) could affect the timing or character of income recognized by the Fund and may adversely affect the Fund’s tax liability.

Backup Withholding

The Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. [The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. It is currently unclear whether the reduced backup withholding rate will be extended for amounts paid after December 31, 2012.] Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Exchange, or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder equal to the difference between the proceeds received or deemed received on such sale, redemption or exchange of Fund shares and a shareholder’s adjusted basis in those Fund shares. As discussed above, a shareholder’s adjusted basis takes into account reductions (but not below zero) for distributions that are treated as a tax-free return of capital. In general, except for certain redemptions as noted below, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. [Long-term capital gains of certain non-corporate shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning on or after January 1, 2013).]

In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition, including by means of dividend reinvestment. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

A redemption of Fund shares will be treated as a sale or exchange of such shares subject to the foregoing provisions, provided the redemption either (a) is not essentially equivalent to a dividend, (b) is a substantially disproportionate redemption, or (c) is a complete redemption of a shareholder’s entire interest in the Fund. For purposes of (a), (b) and (c) above, a shareholder’s actual and constructive ownership of Fund shares will be taken into account under applicable Code provisions. Shareholders should consult their tax advisers regarding the application of one or more of these tests to their particular situation. If any of these three tests for sale or exchange treatment under Section 302(b) of the Code is met, a shareholder will generally recognize gain or loss equal to the difference between the redemption proceeds paid by the Fund for the shares and the holder’s adjusted basis in such shares as discussed above.

Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Fund Distributions” above. In particular, if such redemption is treated as being paid out of the Fund’s current or accumulated earnings and profits, it will be taxable to the shareholder as an ordinary dividend. In the case of redemptions not qualifying for sale or exchange treatment, a shareholder will generally not be permitted to recognize any loss in connection with the redemption of its shares. In addition, in the case of a corporate holder of Fund shares, if the requirements of Section 302(b) of the Code are not met and the shareholder is treated as receiving a dividend from the Fund, in certain cases the dividend could constitute an “extraordinary dividend” under Section 1059 of the Code. Corporate shareholders should consult their tax advisers for the possible applicability of this special rule to them.

Non-U.S. Shareholders

In general, dividends paid by the Fund out of its current or accumulated earnings and profits to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

If the amount of a distribution to a foreign shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the foreign shareholder’s tax basis in its Fund shares and thereafter will be taxable as capital gain. As discussed above under “Fund Distributions,” the Fund expects that only a portion of its distributions to shareholders with respect to Fund shares will be treated as dividends for U.S. federal income tax purposes, although no assurance can be given in this regard. A return of capital or capital gain recognized by a foreign shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described in the immediately following paragraph. However, the Fund (or if Fund shares are purchased through an intermediary, an intermediary) may apply U.S. federal income tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a foreign shareholder may seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale, redemption or exchange of shares of the Fund or on the portion of a Fund distribution that is in excess of the Fund’s accumulated and current earnings and profits and is treated as a capital gain in the hands of a shareholder, as described in “Fund Distributions” above, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distribution and certain other conditions are met, or (iii) subject to the exceptions discussed below, the Fund is or has been a “United States real property holding corporation” (“USRPHC”) for U.S. federal tax purposes.

Special rules apply to distributions to certain foreign shareholders from a C Corporation that is either a USRPHC or former USRPHC. Additionally, special rules apply to the sale of shares in a C Corporation that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Certain equity securities the Fund may hold in MLPs and similar vehicles could be considered USRPIs. However, in general, under current Treasury regulations, if the Fund owns 5% or less of any class of publicly traded shares of an MLP, such interests will not be considered USRPIs in the Fund’s hands. The Fund may be, or may prior to a foreign shareholder’s redemption of its Fund shares, become a USRPHC.

In the event the Fund is or were to become a USRPHC, in general, it (or if Fund shares are purchased through an intermediary, the intermediary) could be required to withhold U.S. tax on the proceeds of a share redemption or exchange by a foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Moreover, the Fund (or the intermediary, as applicable) could be required to withhold on amounts distributed to a foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. These rules are complex and foreign shareholders should consult their tax advisers prior to investing in the Fund concerning the potential application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for lower withholding tax rates under applicable income tax treaties or to establish an exemption from backup withholding (see “Backup Withholding” above), a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders and RIC Shareholders

Because the Fund is a C corporation for U.S. federal tax purposes, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification tests, but rather will be subject to the limitations applied to other securities set forth in that test.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase-in noted above, including a dividend, a distribution in redemption of shares, and a distribution in excess of the Fund’s current and accumulated earnings and profits (even in cases where such distributions may otherwise be exempt from withholding under the rules applicable to foreign shareholders described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation. See “Tax-Exempt Shareholders and RIC Shareholders” above for more information.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

PRINCIPAL SHAREHOLDERS

[As of December 31, 2012, the Officers and Trustees of the Fund, as a group, owned [less than 1%] of any class of any Fund.]

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. As of December 30, 2012, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Percentage and Number of Outstanding Floating Rate Opportunities Fund Shares Held
	Class A	Class B	Class C	Class Z

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”). The Fund commenced operations on December 1, 2011.

The name of the Trust was changed from “GE Funds” to “Highland Funds II” effective February 22, 2011. The name of the Trust was changed from “Highland Funds II” to “Pyxis Funds II” effective January 9, 2012.

In the interest of economy and convenience, physical certificates representing shares of the Fund are not issued. State Street maintains a record of each shareholder’s ownership of shares of the Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Fund may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of the Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Fund in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Fund.

Shareholder Rights and Voting. When issued, shares of the Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate the Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the fund or classes of the Fund, in which case only shares of the affected funds or classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual fund. Normally, no meetings of shareholders of the funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. Ropes & Gray LLP serves as counsel for the Trust.

Independent Registered Public Accounting Firm. [—], located at [—], serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits and reports on the annual financial statements, and performs other professional accounting, auditing and tax services when engaged to do so.

FINANCIAL STATEMENTS

The audited financial statements and the related report of [—], an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund dated September 30, 2012 are hereby incorporated by reference. No other part of the Annual Report is incorporated by reference.

The Trust will furnish, without charge, a copy of the Trust’s Annual Report, upon request to the Trust at [P.O. Box 9840, Providence, RI 02940, (800) 242-0134.]

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Long-term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

Long-term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard &Poor’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless Standard &Poor’s believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard &Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard &Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard &Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard &Poor’s maintains surveillance of an issue with a published SPUR.

APPENDIX B

PYXIS CAPITAL, L.P.

HIGHLAND CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

1.	Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly.

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for the Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Declaration of Trust is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 67 to the Registration Statement, previously filed with the Commission on September 22, 2011.

(a)(2)	Certificate of Amendment of Declaration of Trust, is incorporated herein by reference to Exhibit 1(b) to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(a)(3)	Form of Amendment to the Declaration of Trust to add GE Short-Term Government Fund (“Short-Term Government Fund”) and GE International Equity Fund (“International Equity Fund”).*

(a)(4)	Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) and GE International Fixed Income Fund (“International Income Fund”), is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(a)(5)	Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund (“Premier Growth Fund”), is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 18 to the Registration Statement, previously filed with the Commission on August 1, 1996 (Accession Number 0001010410-96-000006).

(a)(6)	Form of Amendment to Declaration of Trust to add GE Value Equity Fund (“Value Equity Fund”) and GE Government Securities Fund (“Government Securities Fund”), is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(a)(7)	Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund (“Small-Cap Value Fund”), GE Small-Cap Growth Equity Fund (“Small-Cap Growth Fund”), GE Mid-Cap Value Equity Fund (“Mid-Cap Value Fund”) and GE High Yield Fund (“High Yield Fund”), is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 000101410-98-000118). High Yield Fund was terminated on February 28, 2003.

(a)(8)	Form of Amendment to Declaration of Trust to add GE Europe Equity Fund (“Europe Fund”) and GE Emerging Markets Fund (“Emerging Markets Fund”), is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). Emerging Markets Fund was terminated on May 31, 2002.

(a)(9)	Certificate of Amendment to Declaration of Trust, is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 29 to the Registration Statement, previously filed with the Commission on September 3, 1999 (Accession Number 0000889812-99-002635).

(a)(10)	Amendment to Establishment of Designation of Classes, is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 29 to the Registration Statement, previously filed with the Commission on September 3, 1999 (Accession Number 0000889812-99-002635).

(a)(11)	Form of Amendment to Declaration of Trust to add GE Premier Research Equity Fund (“Premier Research Fund”), GE Premier International Equity Fund (“Premier International Fund”), GE Premier Value Equity Fund (“Premier Value Fund”) and GE S&P 500 Index Fund, is incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(a)(12)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(a)(13)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(a)(14)	Amended and Restated Designation of Series and Classes, to change the name of GE Strategic Investment Fund to GE Total Return Fund, is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(a)(15)	Name Change Amendment to Declaration of Trust, dated as of February 16, 2011, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(a)(16)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (1)(p) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(a)(17)	Amended and Restated Designation of Series and Classes, dated October 28, 2011, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(a)(18)	Name Change Amendment to Declaration of Trust, dated January 9, 2012, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(a)(19)	Amended and Restated Designation of Series and Classes, dated January 9, 2012, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(b)	Amended and Restated By-Laws, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 71 to the Registration Statement, previously filed with the Commission on October 21, 2011 (Accession Number 0000950123-11-091243).

(c)	Not applicable.

(d)(1)	Form of Investment Advisory and Administration Agreement, is incorporated herein by reference to Exhibit 5 to Pre-Effective amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(d)(2)	Form of Investment Advisory Agreement for Mid-Cap Growth Fund and International Income Fund, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(d)(3)	Form of Administration Agreement for Mid-Cap Growth Fund and International Income Fund, is incorporated herein by reference to Exhibit 9(c) to Post-Effective amendment number twelve to the Registration Statement, previously filed with the Commission on June 17, 1994.

(d)(4)	Form of Investment Advisory Agreement for Short-Term Government Fund and International Equity Fund.*

(d)(5)	Form of Investment Advisory and Administration Agreement for Premier Growth Fund, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 18 to the Registration Statement, previously filed with the Commission on August 1, 1996 (Accession Number 0001010410-96-000006).

(d)(6)	Form of Investment Advisory and Administration Agreement for Value Equity Fund and Government Securities Fund, is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(7)	Form of Amended and Restated Investment Advisory and Administration Agreement for Tax-Exempt Fund, is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(8)	Form of Sub-Investment Advisory Agreement for Tax-Exempt Fund, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(9)	Form of Investment Advisory and Administration Agreement for Small-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Value Fund and High Yield Fund, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 00001010410-98-000118). High Yield was terminated on February 28, 2003.

(d)(10)	Form of Investment Sub-Advisory Agreement for Small-Cap Value Fund, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 00001010410-98-000118).

(d)(11)	Form of Amended and Restated Investment Advisory and Administration Agreement for Mid-Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

(d)(12)	Form of Amended and Restated Investment Advisory and Administration Agreement for High Yield Fund, is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). High Yield Fund was terminated on February 28, 2003.

(d)(13)	Form of Investment Advisory and Administration Agreement for Europe Fund, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

(d)(14)	Form of Investment Advisory and Administration Agreement for Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). Emerging Markets was terminated on May 31, 2002.

(d)(15)	Form of Investment Sub-Advisory Agreement for Mid-Cap Value Fund, is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

(d)(16)	Form of Investment Sub-Advisory Agreement for High Yield Fund, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). High Yield Fund was terminated on February 28, 2003.

(d)(17)	Form of Investment Advisory and Administration Agreement for Premier Research Fund, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(18)	Form of Investment Advisory and Administration Agreement for Premier International Fund, is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(19)	Form of Investment Advisory and Administration Agreement for Premier Value Fund, is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(20)	Form of Investment Advisory and Administration Agreement for S&P 500 Index Fund, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(21)	Form of Investment Sub-Advisory Agreement for S&P 500 Index Fund, is incorporated herein by reference to Exhibit (d)(20) to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(22)	Amendment No. 1 to Investment Advisory and Administration Agreement dated October 1, 2008, between GE Funds, with respect to GE Small-Cap Equity Fund and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(23)	Investment Advisory and Administration Agreement for GE Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 001193125-08-190223).

(d)(24)	Investment Advisory and Administration Agreement for GE High Yield Fund, is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(25)	First Amended and Restated Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and Palisade Capital Management, L.L.C., with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d) (22) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(26)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and Champlain Investment Partners, LLC, with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(27)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and GlobeFlex Partners, LP, with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(28)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and SouthernSun Asset Management, Inc., with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 001193125-08-190223).

(d)(29)	Amendment Number 1 dated May 1, 2009, to the Investment Advisory and Administration Agreement dated January 5, 1993, between GE Funds, with respect to GE Total Return Fund (formerly GE Strategic Investment Fund) and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(d)(30)	Investment Sub-Advisory Agreement dated May 1, 2009, by and among GE Asset Management Incorporated, GE Funds, on behalf of GE Total Return Fund, and Urdang Securities Management, Inc., is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(d)(31)	Sub-Advisory Agreement, dated August 23, 2010, between GE Asset Management Incorporated and SouthernSun Asset Management, LLC, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 56 to the Registration Statement, previously filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-017014).

(d)(32)	Form of Investment Advisory Agreements between each Pyxis Fund (formerly, Highland Funds) and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.), is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(33)	Form of Sub-Advisory Agreement between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(34)	Form of Sub-Advisory Agreement for Pyxis Small-Cap Equity Fund (formerly, Highland Small-Cap Equity Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Palisade Capital Management, L.L.C., is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(35)	Form of Sub-Advisory Agreement for Pyxis Small-Cap Equity Fund (formerly, Highland Small-Cap Equity Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Champlain Investment Partners, LLC, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(36)	Form of Investment Advisory Agreement between Pyxis Funds II (formerly, Highland Funds II), on behalf of Pyxis Trend Following Fund (formerly, Highland Trend Following Fund), and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) is incorporated herein by reference to Exhibit (6)(jj) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(37)	Form of Sub-Advisory Agreement for Pyxis Trend Following Fund (formerly, Highland Trend Following Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Incline Capital, LLC is incorporated herein by reference to Exhibit (6)(kk) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(38)	Form of Fee Waiver Agreement for Pyxis Trend Following Fund (formerly, Highland Trend Following Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Pyxis Funds II (formerly, Highland Funds II), is incorporated herein by reference to Exhibit (6)(nn) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(39)	Form of Investment Advisory Agreement between Pyxis Funds II (formerly, Highland Funds II), on behalf of Pyxis Energy and Materials Fund (formerly, Highland Energy and Materials Fund), and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(40)	Form of Investment Advisory Agreement between Pyxis Funds II (formerly, Highland Funds II), on behalf of Pyxis Dividend Equity Fund (formerly, Highland Dividend Equity Fund), and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(41)	Form of Sub-Advisory Agreement for Pyxis Dividend Equity Fund (formerly, Highland Dividend Equity Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Brookmont Capital Management, LLC, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(42)	Form of Investment Advisory Agreement between Pyxis Funds II (formerly, Highland Funds II), on behalf of Pyxis Alpha Trend Strategies Fund (formerly, Highland Alpha Trend Strategies Fund), and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(43)	Form of Sub-Advisory Agreement for Pyxis Alpha Trend Strategies Fund (formerly, Highland Alpha Trend Strategies Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Anchor Capital Management Group, Inc., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(44)	Form of Sub-Advisory Agreement for Pyxis Energy and Materials Fund (formerly, Highland Energy and Materials Fund) between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Highland Capital Management, L.P., previously filed with the Commission on November 29, 2011 (Accession Number 0000950123-11-100990).

(d)(45)	Form of Investment Advisory Agreement between Pyxis Funds II (formerly, Highland Funds II), on behalf of Pyxis Natural Resources Fund (formerly, Highland Natural Resources Fund), and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.), previously filed with the Commission on January 9, 2012 (Accession Number 0000950123-12-000445).

(d)(46)	Investment Advisory Agreement between Pyxis Funds II, on behalf of Pyxis Alternative Income Fund, and Pyxis Capital, L.P., previously filed with the Commission on January 27, 2012 (Accession Number 0001193125-12-027684).

(d)(47)	Sub-Advisory Agreement for Pyxis Alternative Income Fund between Pyxis Capital, L.P. and Anchor Capital Management Group, Inc., previously filed with the Commission on January 27, 2012 (Accession Number 0001193125-12-027684).

(e)(1)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(e)(2)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Pre-Effective Amendment No. 4 to the Registration Statement, previously filed with the Commission on January 5, 1993.

(e)(3)	Form of Amended Shareholder Servicing Agreement, is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on September 1, 1993.

(e)(4)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(e)(5)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit 15 (b) to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(e)(6)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(e)(7)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(e)(8)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(e)(9)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(e)(10)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(e)(11)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(e)(12)	Fourth Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m) (3) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(e)(13)	Form of Underwriting Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Distributors Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(e)(14)	Form of Exhibit A to Underwriting Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Distributors Inc, is incorporated herein by reference to Exhibit (7)(o) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(e)(15)	Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. and Pyxis Funds II (formerly, Highland Funds II), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(e)(16)	Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. and Pyxis Funds II, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(e)(17)	Form of Underwriting Agreement between Foreside Funds Distributors, LLC and Pyxis Funds II, previously filed with the Commission on November 26, 2012.

(f)	Not applicable.

(g)(1)	Form of Custodian Contract, is incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(g)(2)	Form of Custody Agreement between Pyxis Funds II (formerly, Highland Funds II) and The Bank of New York Mellon, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(g)(3)	Form of Exhibit A to Custody Agreement between Pyxis Funds II (formerly, Highland Funds II) and The Bank of New York Mellon, is incorporated herein by reference to Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(g)(4)	Form of Schedule II to Custody Agreement between The Bank of New York Mellon and Pyxis Funds II (formerly, Highland Funds II), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(g)(5)	Form of Schedule II to Custody Agreement between The Bank of New York Mellon and Pyxis Funds II, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(h)(1)	Form of Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(h)(2)	Form of Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 41 to the Registration Statement, previously filed with the Commission on November 22, 2004 (Accession Number 0001193125-04-201477).

(h)(3)	Amendment No. 2 to Transfer Agency Services Agreement between GE Funds and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), dated June 29, 2010, is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 56 to the Registration Statement, previously filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-017014).

(h)(4)	Form of Transfer Agency Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(5)	Form of Exhibit A to Transfer Agency Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (13)(e) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(6)	Form of Exhibit A to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Pyxis Funds II (formerly, Highland Funds II), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(7)	Form of Exhibit A to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Pyxis Funds II, previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(h)(8)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 30 to the Registration Statement, previously filed with the Commission on January 25, 2000 (Accession Number 0000889812-00-000162).

(h)(9)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(h)(10)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(h)(11)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 40 to the Registration Statement, previously filed with the Commission on January 27, 2004 (Accession Number 0001193125-04-009423).

(h)(12)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 42 to the Registration Statement, previously filed with the Commission on January 28, 2005 (Accession Number 0001193125-05-013784).

(h)(13)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 43 to the Registration Statement, previously filed with the Commission on January 27, 2006 (Accession Number 0001193125-06-013683).

(h)(14)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 44 to the Registration Statement, previously filed with the Commission on January 24, 2007 (Accession Number 0001193125-07-011497).

(h)(15)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(h)(16)	Expense Limitation Agreement for GE Emerging Markets Equity Fund and GE High Yield Fund, is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 00001193125-08-190223).

(h)(17)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(h)(18)	Management Fee Limitation Agreement for the GE Money Market Fund dated March 11, 2009 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(h)(19)	Supplemental Advisory Fee Waiver Agreement for the GE Money Market Fund dated January 29, 2010 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(14) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

(h)(20)	Amended and Restated Expense Limitation Agreement for the GE Money Market Fund dated January 29, 2010 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(15) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

(h)(21)	Amended and Restated Expense Limitation Agreement among GE Funds and GE Asset Management Incorporated dated January 29, 2010, is incorporated herein by reference to Exhibit (h)(16) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

(h)(22)	Form of Administration Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(23)	Form of Administration Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) is incorporated herein by reference to Exhibit (13)(u) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(24)	Administration Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc., dated as of February 18 , 2011, previously filed with the Commission on January 27, 2012 (Accession Number 0001193125-12-027684).

(h)(25)	Form of Administration Services Agreement between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and Pyxis Funds II (formerly, Highland Funds II), previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(26)	Form of Sub-Administration Services Agreement between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (13)(v) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(27)	Sub-Administration Services Agreement between Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) and BNY Mellon Investment Servicing (US) Inc., dated as of September 9, 2011, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(28)	Exhibit A to Sub-Administration Services Agreement between Pyxis Capital, L.P. and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(h)(29)	Form of Fund Accounting Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(30)	Form of Exhibit A to Accounting Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc, is incorporated herein by reference to Exhibit (13)(x) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 000950123-11-080210).

(h)(31)	Form of Exhibit A to Accounting Services Agreement between Pyxis Funds II (formerly, Highland Funds II) and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(32)	Form of Exhibit A to Accounting Services Agreement between Pyxis Funds II and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on January 10, 2012 (Accession Number 0000950123-12-000628).

(h)(33)	Participation Agreement by and among Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P., Pyxis Funds II (formerly, Highland Funds II) on behalf of Pyxis Natural Resources Fund, Ascendant Natural Resources Master Fund, and Ascendant Advisors, LLC, previously filed with the Commission on January 9, 2012 (Accession Number 0000950123-12-000445).

(i)	None.

(j)(1)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)	Not applicable.

(l)(1)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 4 to the Registration Statement, previously filed with the Commission on January 5, 1993.

(l)(2)	Form of Purchase Agreement for GE Mid-Cap Growth Fund and GE International Income Fund, is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(l)(3)	Form of Purchase Agreement for Short-Term Government Fund and International Equity Fund.*

(l)(4)	Services Agreement, dated as of December 12, 2008 between GE Investment Distributors, Inc. and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(m)(1)	Form of Amended Shareholder Servicing Plan, is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on September 1, 1993.

(m)(2)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(m)(3)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(m)(4)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(m)(5)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(m)(6)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(m)(7)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(m)(8)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund ,is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(m)(9)	Fourth Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(m)(10)	Form of Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (7)(m) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(m)(11)	Rule 12b-1 Distribution Plan, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(n)(1)	Rule 18f-3 Plan, is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 16 to the Registration Statement, previously filed with the Commission on October 6, 1995.

(n)(2)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission July 7, 1999 (Accession Number 0000889812-99-002088).

(n)(3)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission January 28, 2008 (Accession Number 0001193125-08-013125).

(n)(4)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(n)(5)	Form of Fifth Amended and Restated Rule 18f-3 Multiple Class Plan, is incorporated herein by reference to Exhibit (10)(n) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(n)(6)	Sixth Amended and Restated Rule 18f-3 Multiple Class Plan, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(o)	Not applicable.

(p)(1)	GEAM Code of Ethics, is incorporated herein by reference to Exhibit p to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(p)(2)	GEFA Code of Ethics, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 33 to the Registration Statement, previously filed with the Commission on November 22, 2000 (Accession Number 0001125282-00-000779).

(p)(3)	State Street Global Advisors Code of Ethics, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(4)	Palisade Capital Management, L.L.C. Code of Ethics, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(5)	Miller, Andersen & Sherrerd Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(6)	SSgA Funds Management (“SSgA”) Code of Ethics, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 35 to the Registration Statement, previously filed with the Commission on November 28, 2001 (Accession Number 0000912057-01-541184).

(p)(7)	Morgan Stanley Investments LP Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 35 to the Registration Statement, previously filed with the Commission on November 28, 2001 (Accession Number 0000912057-01-541184).

(p)(8)	Palisade Capital Management, L.L.C. Code of Ethics, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 36 to the Registration Statement, previously filed with the Commission on January 25, 2002 (Accession Number 0000912057-02-002638).

(p)(9)	Champlain Investment Partners, LLC Code of Ethics, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(10)	GlobeFlex Capital, LP Code of Ethics, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(11)	SouthernSun Asset Management, Inc. Code of Ethics, is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(12)	Urdang Securities Management, Inc.: Bank of New York Mellon — The Code of Conduct and Interpretative Guidance, is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(p)(13)	Pyxis Capital, L.P. (formerly, Highland Funds Asset Management, L.P.) Code of Ethics Policy, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(p)(14)	Brookmont Capital Management, LLC, Code of Ethics Policy, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(p)(15)	Anchor Capital Management Group, Inc., Code of Ethics Policy, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(p)(16)	Incline Capital, LLC Code of Ethics Policy is incorporated herein by reference to Exhibit (p)(16) to Post-Effective Amendment No. 67 to the Registration Statement, previously filed with the Commission on September 22, 2011.

(q)(1)	Power of Attorney, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 45 to the Registration Statement, previously filed with the Commission on November 28, 2007 (Accession Number 0001193125-07-254705).

(q)(2)	Power of Attorney, previously filed with the Commission on July 13, 2011 (Accession Number 0000950123-11-065473).

*	Previously filed.

Item 29. Persons Controlled by or Under Common Control with Registrant

See Item 31.

Item 30. Indemnification

Reference is made to Article IV of the Declaration of Trust of Pyxis Funds II (“Registrant”) filed as Exhibit (a)(1) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 as amended (the “Securities Act”), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant’s Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers

(a) The description of the business of Pyxis Capital, L.P. (“Pyxis”), the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Pyxis is set forth in its Form ADV, on file with the SEC (801-69968), and is incorporated herein by reference.

(b) The description of the business of Anchor Capital Management Group, Inc. (“Anchor”), the investment sub-adviser for Pyxis Alpha Trend Strategies Fund and Pyxis Alternative Income Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Anchor is set forth in its Form ADV, on file with the SEC (801-61643), and is incorporated herein by reference.

(c) The description of the business of Highland Capital Management, L.P. (“HCMLP”), the investment sub-adviser for Pyxis Energy and Materials Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMLP is set forth in its Form ADV, on file with the SEC (801-54874), and is incorporated herein by reference.

(d) The description of the business of Incline Capital, LLC (“Incline”), the investment sub-adviser for Pyxis Trend Following Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Incline is set forth in its Form ADV, on file with the SEC (801-69747), and is incorporated herein by reference.

(e) The description of the business of GE Asset Management Incorporated (“GEAM”), the investment sub-adviser for Pyxis U.S. Equity Fund, Pyxis American Value Equity Fund, Pyxis Premier Growth Equity Fund, Pyxis Small-Cap Equity Fund, Pyxis Global Equity Fund, Pyxis International Equity Fund, Pyxis Fixed Income Fund, Pyxis Government Securities Fund, Pyxis Short-Term Government Fund, Pyxis Tax-Exempt Fund, Pyxis Total Return Fund and Pyxis Money Market Fund II, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of GEAM is set forth in its Form ADV, on file with the SEC (801-31947), and is incorporated herein by reference.

(f) The description of the business of Brookmont Capital Management, LLC (“Brookmont”), the investment sub-adviser for Pyxis Dividend Equity Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Brookmont is set forth in its Form ADV, on file with the SEC (801-68533), and is incorporated herein by reference.

(g) The description of the business of Palisade Capital Management, L.L.C. (“Palisade”), an investment sub-adviser for Pyxis Small-Cap Equity Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Palisade is set forth in its Form ADV, on file with the SEC (801-48401), and is incorporated herein by reference.

(h) The description of the business of Champlain Investment Partners, LLC (“Champlain”), an investment sub-adviser for Pyxis Small-Cap Equity Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Champlain is set forth in its Form ADV, on file with the SEC (801-63424), and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Pyxis Funds I

Pyxis Funds II

Kalmar Pooled Investment Trust

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Multi-Cap Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

Versus Global Multi-Manager Real Estate Income Fund LLC

(b) Foreside’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312. Foreside. The following is a list of the directors and executive officers of Foreside:

(1) Name and Principal Business Address*	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

Mark A. Fairbanks†	President and Manager	None

Richard J. Berthy†	Vice President, Treasurer and Manager	None

Bruno S. DiStefano	Vice President	None

Ronald C. Berge	Vice President	None

Susan K. Moscaritolo	Vice President and Chief Compliance Officer	None

Lisa S. Clifford†	Vice President	None

Jennifer E. Hoopes†	Secretary	None

Nishant Bhatnagar†	Assistant Secretary	None

*	The principal business address for each individual unless otherwise noted is Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312
†	The principal business address for this individual is Foreside Funds Distributors LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

(c)	Not Applicable

Item 33. Location of Accounts and Records

(1)	[Boston Financial Data Services Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent and accounting services agent).]

(2)	Foreside Funds Distributors, LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 (records relating to its function as distributor).

(3)	State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor Boston, MA 02116 (records relating to its function as custodian).

(4)	Pyxis Capital, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

(5)	[State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor Boston, MA 02116 (records relating to its function as administrator).]

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant has duly caused this Post-Effective Amendment No. 103 under the Securities Act and Amendment No. 105 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 30th day of November, 2012.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell	Trustee, Executive Vice President and Secretary	November 30, 2012
Ethan Powell

/s/ Timothy K. Hui*	Trustee	November 30, 2012
Timothy K. Hui

/s/ Scott F. Kavanaugh*	Trustee	November 30, 2012
Scott F. Kavanaugh

/s/ James F. Leary*	Trustee	November 30, 2012
James F. Leary

/s/ Bryan A. Ward*	Trustee	November 30, 2012
Bryan A. Ward

/s/ Brian Mitts*	Treasurer (Principal Financial Officer and Principal Accounting Officer)	November 30, 2012
Brian Mitts

* By:	/s/ Ethan Powell
Ethan Powell
Attorney-in-Fact

November 30, 2012